UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Equity Fund
Class I Shares (ARSOX)

Aristotle International Equity Fund
Class I Shares (ARSFX)

Aristotle Strategic Credit Fund
Class I Shares (ARSSX)

Aristotle Value Equity Fund
Class I Shares (ARSQX)

Aristotle Small Cap Equity Fund
Class I Shares (ARSBX)

Aristotle Core Equity Fund
Class I Shares (ARSLX)

ANNUAL REPORT

December 31, 2022

Aristotle Funds

Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Equity Fund
Shareholder Letter	1
Fund Performance	10
Schedule of Investments	12

Aristotle International Equity Fund
Shareholder Letter	16
Fund Performance	24
Schedule of Investments	25

Aristotle Strategic Credit Fund
Shareholder Letter	29
Fund Performance	37
Schedule of Investments	..39

Aristotle Value Equity Fund
Shareholder Letter	47
Fund Performance	55
Schedule of Investments	56

Aristotle Small Cap Equity Fund
Shareholder Letter	60
Fund Performance	69
Schedule of Investments	70

Aristotle Core Equity Fund
Shareholder Letter	75
Fund Performance	83
Schedule of Investments	84

Statements of Assets and Liabilities	88
Statements of Operations	90
Statements of Changes in Net Assets	92
Financial Highlights	98
Notes to Financial Statements	104
Report of Independent Registered Public Accounting Firm	117
Supplemental Information	119
Expense Examples	132

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Dear Fellow Shareholders,

Markets Review

Global equity markets faltered in 2022, as the MSCI ACWI Index (Net) finished lower for the first three quarters of the year, leading to a full-year return of -18.36%. Additionally, the MSCI ACWI Value Index (Net) outperformed the MSCI ACWI Growth Index (Net) for the year by 21.06%, value’s second consecutive year of outperformance and the largest since 2000.

Meanwhile, despite fixed income’s tendency to provide stability when equities are turbulent, the Bloomberg Global Aggregate Bond Index fell 16.25%. On the currency front, the U.S. dollar strengthened against global currencies during the year, rising approximately 7.87%, as measured by DXY, the U.S. Dollar Index. This caused the euro to break parity with the dollar in July, the British pound to touch its lowest point in over 200 years against the dollar and the Japanese yen to hit a low not seen since 1990.

Looking back on 2022, various headwinds, such as persistent inflation, central bank policy actions, geopolitical uncertainty, the continued war in Ukraine and ongoing impacts from the pandemic impacted the global economy. As a result, the International Monetary Fund (IMF) projects global growth to slow from 6.0% in 2021 to 3.2% and 2.7% in 2022 and 2023, respectively.

One of the major themes for the year was undoubtedly, global inflation as it hit multidecade highs. The IMF expects global inflation to rise to 8.8% in 2022 and then fall to 6.5% in 2023 and 4.1% in 2024. This provided reason for many central banks to maintain a hawkish stance, including the U.S. Federal Reserve (Fed), which raised its benchmark rate to a range of 4.25% to 4.50%. Likewise, the European Central Bank raised its benchmark lending rate to 2.50%, and the Bank of England increased its benchmark rate to 3.50%—the highest level in 14 years. Even the Bank of Japan, the world’s largest creditor, announced a surprising hawkish shift to its yield curve control policy, allowing the 10-year bond yield to move 0.50%, instead of the previously set 0.25%, on either side of its 0.00% target.

The uncertainty surrounding inflation and the global economy was exacerbated by Russia’s invasion of Ukraine. The war and subsequent sanctions caused further supply-chain disruptions, spiked prices of commodities such as wheat and oil, deflated global growth estimates and renewed tensions between the U.S. and China. Most recently, Russia withdrew its forces from Kherson, a significant strategic region forming a land bridge from Russia to Crimea as Ukraine continues its successful resistance. In addition to the progress of Ukrainian troops, the G7 formally set a price cap on Russian oil at $60 per barrel. This measure is expected to limit Russia’s ability to continue to finance its war in Ukraine.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274- 7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Additionally, China continued to struggle in maintaining COVID-19 as the country reported record-high COVID cases. Nevertheless, the country began finally easing its zero-COVID policy by shortening quarantine periods, relaxing contact tracing and lifting travel requirements.

On the political front, the instability in the U.K. generated numerous headlines as both Prime Minister Boris Johnson resigned and his successor, Prime Minister Truss, became the shortest-serving prime minister in British History after just 44 days in office. This year also marked the tragic deaths of former Prime Minister Shinzo Abe and Queen Elizabeth II.

Although it was a challenging year for investors, these volatile periods are precisely why we emphasize the phrase, “not every quarter, not every year.” Short-term returns are always subject to change, and macroeconomic factors are impossible to predict. As such, we remain focused on the long-term fundamentals of businesses, and we strive to identify undervalued, high-quality companies that can weather the complex and changing market dynamics. We believe this steadfast approach will allow us to provide lasting long-term value to our clients.

Performance Review

The Aristotle/Saul Global Equity Fund posted a total return of -17.49% at NAV for the year ending December 31, 2022, while the MSCI ACWI Index (Net) returned -18.36% and the MSCI World Index (Net) returned -18.14% over the same period.

The Fund’s outperformance relative to the MSCI ACWI Index (Net) over the year can be attributed to sector allocation, while security selection detracted from relative performance. Security selection in Financials and Communication Services, as well as an underweight in Communication Services contributed the most to relative performance. Conversely, security selection in Industrials, Information Technology and Health Care detracted the most from relative performance.

Compared to the Index, the Fund remains underweight Emerging Markets and U.S. equities and overweight Japanese equities; this relative positioning is the result of bottom-up, fundamental analysis and not an expression of a top-down macro view. Security selection in the U.S. and Developed Asia, as well as an underweight in the U.S. contributed the most to relative performance for the year, while security selection in the United Kingdom, Japan and Developed Europe & Middle East detracted the most from relative performance.

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

2022 Top Contributors to Relative Fund Return
TotalEnergies
Munich Reinsurance
Amgen
FirstCash Holdings
FMC Corporation
2022 Top Detractors from Relative Fund Return
Nemetschek
Nidec
PayPal Holdings
Sony
Adobe

TotalEnergies, one of the world’s largest energy companies, was a primary contributor for the year. The company has made progress in its strategic plan to reach net-zero emissions by 2050 which, in contrast to many European energy providers, it plans to achieve through expanding ownership of renewable power and low-carbon assets, rather than purely divestment. As such, it acquired a 25% stake in Adani New Industries, an Indian venture centered on green hydrogen (including solar panels and wind turbines), as well as a 50% interest in Clearway Energy Group, the fifth-largest renewable company in the U.S. Both of these acquisitions strengthen our conviction that TotalEnergies is uniquely positioned to benefit from the increase in global demand for clean energy. It is also notable that higher commodity prices and wider refining margins have been constructive for the company’s financial performance. In recent years, TotalEnergies’ reduction in CapEx and operating expenses has improved its FREE cash flow generation, now further aided by the favorable energy environment. This has supported its continued ability to return cash to shareholders, one of our catalysts.

Munich Re, the world’s largest reinsurance company, was the leading contributor for the year. Despite the negative impacts of Hurricane Ian—the deadliest hurricane to strike the state of Florida since 1935—and volatility in capital markets, Munich Re continued to experience strong fundamental developments to its overall business. Specifically, the company saw significant improvements in profitability in business units such as Life and Health Reinsurance and strong premium growth across all of its business units as it continues to win market share, leverage its global scale and demonstrate underwriting discipline. The company also announced the formation of its new Global Specialty Insurance (GSI) division, which will be comprised of various primary insurance businesses that are currently classified within the reinsurance segment. Management believes this restructuring will allow them to efficiently support the various business lines while driving further expansion in the specialty primary insurance space. Additionally, Munich Re remains committed to investing in technology that improves efficiency across its value chain, exemplified by its acquisition of apinity GmbH, an application programming interface (API) solutions provider. In the long run, we believe the company is well positioned to continue to win market share and improve profitability.

Sony, the global provider of videogames and consoles,image sensors, and music, as well as movies, was a major detractor for the year The share price of the company has struggled this year following its strong performance in 2021. Signs of a slowdown in the gaming industry (as people seem inclined to take on outdoor activities as pandemic fears have subsided), combined with sales of its PlayStation 5 that have been held up by a global parts shortage, have led to soft gaming-related software sales. Rather than focusing on short-term demand dislocations, we focus on the company’s ability to continue migrating videogame users toward the firm’s subscription offerings, as well as its capacity to leverage content across its video, music and gaming platforms. We are also impressed with the expansion of Sony’s Music segment, which has been supported by the pervasiveness of streaming services.

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Adobe, the content creation and publishing software provider, was the largest detractor for the year. Although the company has achieved record revenues with strength in all its businesses, the company’s shares declined due to the macroeconomic environment and Adobe’s announcement of its $20 billion acquisition of Figma, a web-first collaborative interface design platform. What at first glance may seem like a steep price, Figma’s web-based, multi-player platform could accelerate the delivery of Adobe’s Creative Cloud technologies on the web, increasing Adobe’s reach and total addressable market. Management expects the deal to close in 2023 and the transaction to be accretive by the end of the third year of integration. As is the case with any significant acquisition, we will take our time to understand this deal’s rationale and follow management’s ability to take Figma to “new heights.” This has been the case with previous acquisitions, including Marketo and Magento (although each at a much smaller purchase price). In general, we admire management teams that are able to recognize the evolving needs of their clients and are unafraid of “competing with themselves” by developing new offerings. We will continue to study this acquisition and better understand the desire of content creators to collaborate over the web.

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund:

2022 Fund Purchases
Brookfield Asset Management	1Q2022
Dolby Laboratories	1Q2022
FMC Corporation	1Q2022
Michelin	1Q2022
Munich Reinsurance	2Q2022
Koninklijke DSM	4Q2022
Norwegian Cruise Line Holdings	4Q2022

2022 Fund Sales
Axalta Coating Systems	1Q2022
Bank of America	1Q2022
Chubb	1Q2022
Dassault Systèmes	1Q2022
Walgreens Boots Alliance	1Q2022
Twitter	2Q2022
Carnival	4Q2022
Haleon	4Q2022
Marui Group	4Q2022

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Carnival) and a purchase (Norwegian Cruise Line Holdings) we made in the Fund this year. Those securities were one the last sales and purchases for the year.

Sale

We first purchased shares of Carnival, the world’s largest cruise line, during the second quarter of 2019. At the time, we believed the company was improving in quality, as the industry (and shipyards) had consolidated to a point where returns on capital could increase systematically over time. In addition, cruising is underpenetrated when compared to land-based alternatives. Despite the difficulties faced by the cruise industry during the pandemic, in our opinion, consumer appetite for cruising remains high, with cumulative advanced bookings at the upper end of historical ranges. As discussed below, we believe Carnival’s peer Norwegian Cruise Line is more optimally positioned for the coming years.

Purchase

Norwegian Cruise Line Holdings is the world’s third-largest cruise company. Headquartered in Miami, Florida (though incorporated in Bermuda), the company was founded in 1966 as the first cruise line to offer weekly departures to the Caribbean. Today, it operates three well-known brands:

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises. Prior to the pandemic, the brands’ combined 29 ships carried more than 2.7 million passengers to approximately 500 destinations globally each year.

Norwegian has the youngest and fastest-growing fleet of the major cruise operators, with a higher mix of affluent passengers and luxury-focused ships. The company is also known for its innovation, having introduced Freestyle Cruising, which provides guests more flexibility. This includes offering enhanced restaurant options, open seating, simplified tipping and extended hours. Norwegian mainly serves U.S. customers (78% of bookings) and sails predominately to North American destinations (65% of revenue).

High-Quality Business

Some of the quality characteristics we have identified for Norwegian include:

•	Scale and market share in a consolidated industry (top three players account for more than 70% share);
•	Pricing power due to Norwegian’s premium position with upscale offerings; and
•	High barriers to entry given the capital required to build new cruise ships, coupled with limited shipbuilder capacity.

Attractive Valuation

On a normalized basis, we believe Norwegian’s operating margins and earnings will be higher than current levels. Consequently using our estimates of normalized FREE cash flows to calculate the company’s Cash Flow Return on Economic Value (CFRoEV) results in the stock being offered at an attractive discount to its intrinsic value.

Compelling Catalysts

Catalysts we have identified for Norwegian, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, include:

•	Well positioned to gain market share from land-based alternatives, as the company’s product offerings benefit from the increase in consumer “experiential” spending;
•	Debt reduction—management’s stated top priority—should allow for increased cash returns to shareholders; and
•	Further improvements in ROIC as newer, more efficient ships enter the fleet, with nine additional ships expected to be delivered through 2027.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Outlook

2022 proved a tumultuous year for most investors, with no shortage of macroeconomic and geopolitical events gripping the world’s attention and stirring volatility in markets. Global inflation reached multi-decade highs, central banks made drastic shifts in monetary policy, governments navigated instability and changes in leadership, and rising tensions between Eastern and Western nations came to a head with a ground war in Europe. This year serves as a staunch reminder that there is “always something” to consider in financial markets and economics. However, for us at Aristotle Capital, it is important to assess whether events are truly analyzable. In our opinion, macroeconomic factors and the market’s corresponding reactions are impossible to predict consistently. We will therefore, as we always have, stay focused on what we do best—the continuous study and better understanding of individual businesses. We remain convinced this “bottom-up” approach will allow us to best serve our clients, as fundamentals, not headline news, reflect long-term value.

Gregory Padilla, CFA	Alberto Jimenez Crespo, CFA	Howard Gleicher, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager	CEO & Chief Investment Officer
Aristotle Capital Management, LLC	Aristotle Capital Management, LLC	Aristotle Capital Management, LLC

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

Aristotle/Saul Global Equity Fund, Class I (ARSOX)

Performance Update	December 31, 2022

Total Return	4Q22	1 Year	3 Years	5 Years	7 Years	10 Years	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX	12.90%	-17.49%	4.79%	5.84%	8.23%	6.48%	6.20%	0.95%/0.80%
MSCI ACWI Index (Net)	9.76%	-18.36%	4.00%	5.23%	8.10%	7.98%	7.77%	N/A
MSCI World Index (Net)	9.77%	-18.14%	4.94%	6.14%	8.52%	8.85%	8.58%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the-most recent month end, please call (844) 274- 7868. The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2023, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three fiscal years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

On May 1, 2020, the Fund’s name changed from Aristotle/Saul Global Opportunities Fund to Aristotle/Saul Global Equity Fund. Also, on May 1, 2020, the Fund’s Principal Investment Strategies changed and performance prior to May 1, 2020 represents a different fund strategy.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations made in the last 12 months are available upon request.

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ARISTOTLE/SAUL GLOBAL EQUITY FUND	2022 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

Definitions:

•	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With approximately 2,900 constituents, the index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance in 23 developed market countries. The MSCI World Index includes the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
•	The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries.
•	The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.
•	The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
•	FREE cash flow is generally calculated as cash flow from operations less capital expenditures.
•	The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the United States’ most significant trading partners.

The volatility (beta) of the Fund may be greater or less than that of the benchmarks. An investor cannot invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

The companies identified herein are examples of holdings and are subject to change without notice. The companies have been selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any of the holdings listed have been or will be profitable, or that investment decisions made in the future will be profitable. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs.

As of December 31, 2022, the 10 largest holdings in the Fund and their weights as a percent of total net assets exclusive of cash were: Microsoft, 3.81%; Lennar, 3.40%; Microchip Technology, 3.12%; Danaher, 3.04%; TotalEnergies, 3.01%; Martin Marietta Materials, 2.79%; Munich Reinsurance, 2.73%; Sony Group, 2.66%; Amgen, 2.65%; DBS Group, 2.64%.

ACM-2301-233

9

Aristotle/Saul Global Equity Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (net) (MSCI ACWI Index (net)) and in the MSCI World Index (net). Results include the reinvestment of all dividends and capital gains.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,600 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	10 Years
Aristotle/Saul Global Equity Fund – Class I	-17.49%	5.84%	6.48%
MSCI ACWI Index (net)	-18.36%	5.23%	7.98%
MSCI World Index (net)	-18.14%	6.14%	8.85%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 0.95% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

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Aristotle/Saul Global Equity Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

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Aristotle/Saul Global Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 97.0%
	AUSTRIA — 1.0%
21,200	Erste Group Bank A.G.	$678,527

	CANADA — 5.8%
7,350	Brookfield Asset Management Ltd. - Class A*	210,458
29,400	Brookfield Corp.	924,558
60,300	Cameco Corp.	1,366,770
25,100	Magna International, Inc.	1,410,118
		3,911,904

	FRANCE — 7.1%
47,000	Cie Generale des Etablissements Michelin SCA	1,307,316
2,100	LVMH Moet Hennessy Louis Vuitton S.E.	1,528,356
31,400	TotalEnergies S.E.	1,971,323
		4,806,995

	GERMANY — 7.2%
5,500	Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen	1,789,767
21,100	Nemetschek S.E.	1,077,134
1,650	Rational A.G.	980,251
9,100	Symrise A.G.	990,168
		4,837,320

	HONG KONG — 2.1%
131,000	AIA Group Ltd.	1,456,768

	IRELAND — 1.7%
14,600	Medtronic PLC	1,134,712

	JAPAN — 12.9%
7,000	FANUC Corp.	1,057,947
42,100	KDDI Corp.	1,277,371
73,100	Kubota Corp.	1,012,060
100,700	Mitsubishi UFJ Financial Group, Inc.	682,127
14,200	Nidec Corp.	739,971
38,600	Otsuka Holdings Co., Ltd.	1,266,176
49,800	Pan Pacific International Holdings Corp.	930,809
22,800	Sony Group Corp.	1,743,356
		8,709,817

	KOREA (REPUBLIC OF-SOUTH) — 2.4%
40,500	Samsung Electronics Co., Ltd.	1,622,971

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Aristotle/Saul Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	NETHERLANDS — 3.6%
11,000	Heineken N.V.	$1,034,768
11,200	Koninklijke DSM N.V.	1,370,327
		2,405,095

	SINGAPORE — 2.6%
68,246	DBS Group Holdings Ltd.	1,728,315

	SWEDEN — 1.2%
39,500	Assa Abloy A.B. - Class B	846,788

	SWITZERLAND — 2.0%
20,000	Alcon, Inc.	1,366,497

	UNITED KINGDOM — 3.8%
62,700	GSK PLC	1,089,670
241,000	Rentokil Initial PLC	1,480,029
		2,569,699

	UNITED STATES — 43.6%
4,400	Adobe, Inc.*	1,480,732
6,600	Amgen, Inc.	1,733,424
23,800	Coca-Cola Co.	1,513,918
7,500	Danaher Corp.	1,990,650
18,500	Dolby Laboratories, Inc. - Class A	1,304,990
19,300	FirstCash Holdings, Inc.	1,677,363
13,800	FMC Corp.	1,722,240
5,400	General Dynamics Corp.	1,339,794
6,000	Honeywell International, Inc.	1,285,800
24,600	Lennar Corp. - Class A	2,226,300
5,400	Martin Marietta Materials, Inc.	1,825,038
29,100	Microchip Technology, Inc.	2,044,275
10,400	Microsoft Corp.	2,494,128
44,500	Norwegian Cruise Line Holdings Ltd.*	544,680
16,900	Oshkosh Corp.	1,490,411
9,900	PayPal Holdings, Inc.*	705,078
8,000	Procter & Gamble Co.	1,212,480
11,900	QUALCOMM, Inc.	1,308,286
15,500	RPM International, Inc.	1,510,475
		29,410,062
	TOTAL COMMON STOCKS
	(Cost $53,668,293)	65,485,470

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Aristotle/Saul Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 2.9%
1,935,190	Goldman Sachs Financial Square Government Fund - Institutional, 4.07%[1]	$1,935,190
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,935,190)	1,935,190

	TOTAL INVESTMENTS — 99.9%
	(Cost $55,603,483)	67,420,660
	Other Assets in Excess of Liabilities — 0.1%	78,661
	TOTAL NET ASSETS — 100.0%	$67,499,321

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

14

Aristotle/Saul Global Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	21.5%
Industrials	14.1%
Financials	13.6%
Health Care	12.7%
Materials	11.0%
Consumer Discretionary	10.4%
Consumer Staples	6.9%
Energy	4.9%
Communications	1.9%
Total Common Stocks	97.0%
Short-Term Investments	2.9%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

15

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

Dear Fellow Shareholders,

Markets Review

Global equity markets faltered in 2022, as the MSCI ACWI Index (Net) finished lower for the first three quarters of the year, leading to a full-year return of -18.36%. Additionally, the MSCI ACWI Value Index (Net) outperformed the MSCI ACWI Growth Index (Net) for the year by 21.06%, value’s second consecutive year of outperformance and the largest since 2000.

Meanwhile, despite fixed income’s tendency to provide stability when equities are turbulent, the Bloomberg Global Aggregate Bond Index fell 16.25%. On the currency front, the U.S. dollar strengthened against global currencies during the year, rising approximately 7.87%, as measured by DXY, the U.S. Dollar Index. This caused the euro to break parity with the dollar in July, the British pound to touch its lowest point in over 200 years against the dollar and the Japanese yen to hit a low not seen since 1990.

Looking back on 2022, various headwinds, such as persistent inflation, central bank policy actions, geopolitical uncertainty, the continued war in Ukraine and ongoing impacts from the pandemic impacted the global economy. As a result, the International Monetary Fund (IMF) projects global growth to slow from 6.0% in 2021 to 3.2% and 2.7% in 2022 and 2023, respectively.

One of the major themes for the year was undoubtedly, global inflation as it hit multidecade highs. The IMF expects global inflation to rise to 8.8% in 2022 and then fall to 6.5% in 2023 and 4.1% in 2024. This provided reason for many central banks to maintain a hawkish stance, including the U.S. Federal Reserve (Fed), which raised its benchmark rate to a range of 4.25% to 4.50%. Likewise, the European Central Bank raised its benchmark lending rate to 2.50%, and the Bank of England increased its benchmark rate to 3.50%—the highest level in 14 years. Even the Bank of Japan, the world’s largest creditor, announced a surprising hawkish shift to its yield curve control policy, allowing the 10-year bond yield to move 0.50%, instead of the previously set 0.25%, on either side of its 0.00% target.

The uncertainty surrounding inflation and the global economy was exacerbated by Russia’s invasion of Ukraine. The war and subsequent sanctions caused further supply-chain disruptions, spiked prices of commodities such as wheat and oil, deflated global growth estimates and renewed tensions between the U.S. and China. Most recently, Russia withdrew its forces from Kherson, a significant strategic region forming a land bridge from Russia to Crimea as Ukraine continues its successful resistance. In addition to the progress of Ukrainian troops, the G7 formally set a price cap on Russian oil at $60 per barrel. This measure is expected to limit Russia’s ability to continue to finance its war in Ukraine.

Additionally, China continued to struggle in maintaining COVID-19 as the country reported record-high COVID cases. Nevertheless, the country began finally easing its zero-COVID policy by shortening quarantine periods, relaxing contact tracing and lifting travel requirements.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the- performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274 7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

16

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

On the political front, the instability in the U.K. generated numerous headlines as both Prime Minister Boris Johnson resigned and his successor, Prime Minister Truss, became the shortest-serving prime minister in British History after just 44 days in office. This year also marked the tragic deaths of former Prime Minister Shinzo Abe and Queen Elizabeth II.

Although it was a challenging year for investors, these volatile periods are precisely why we emphasize the phrase, “not every quarter, not every year.” Short-term returns are always subject to change, and macroeconomic factors are impossible to predict. As such, we remain focused on the long-term fundamentals of businesses, and we strive to identify undervalued, high-quality companies that can weather the complex and changing market dynamics. We believe this steadfast approach will allow us to provide lasting long-term value to our clients.

Performance Review

For the year, the Aristotle International Equity Fund returned -20.91% at NAV, underperforming the -14.45% total return of the MSCI EAFE Index (Net).

The Fund’s underperformance for the year relative to the MSCI EAFE Index (Net) can primarily be attributed to security selection. Relative sector weights, the by-product of our bottom-up stock selection decisions, also detracted from relative performance. Security selection in the Information Technology, Industrials and Materials sectors detracted from relative performance, while security selection in Consumer Staples and Communication Services, as well as a lack of exposure in Real Estate contributed to relative performance.

Additionally, security selection in Developed Europe & Middle East and the United Kingdom, as well as our exposure in Canada detracted the most from relative performance. Conversely, an overweight in the United Kingdom and an underweight in Developed Europe & Middle East, as well as exposure to Emerging Markets contributed to relative performance.

2022 Top Contributors to Relative Fund Return
Pan Pacific International Holdings
Munich Reinsurance
TotalEnergies
Credicorp
DBS Group Holdings

2022 Top Detractors to Relative Fund Return
Nemetschek
Accenture
Dassault Systèmes
Nidec
Sony

Nidec, the global supplier of brushless motors, was one of the largest detractors for the year. The company came under pressure since as the semiconductor shortage and its inability to fully pass increases in material costs on to its customers impacted short term results. However, on a normalized basis, we believe the impact of material prices will be neutral, as Nidec can negotiate with clients and pass on portions of the cost variation.

17

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

Management has also reiterated confidence in its growing business supplying traction motors for electric vehicles, still expecting to ship 3.5 million of such motors in fiscal year 2025. The company plans to invest approximately ¥300 billion to ready itself to supply the developing electric vehicle market and has six factories that are either already running or in the process of being built. We believe Nidec’s experience delivering electric power steering motors to auto OEMs for more than 20 years, as well as its expertise in power efficiency, provides a unique advantage to establishing additional relationships for electric vehicle motors with OEMs.

Sony, the global provider of videogames and consoles, image sensors, and music, as well as movies, was a major detractor for the year The share price of the company has struggled this year following its strong performance in 2021. Signs of a slowdown in the gaming industry (as people seem inclined to take on outdoor activities as pandemic fears have subsided), combined with sales of its PlayStation 5 that have been held up by a global parts shortage, have led to soft gaming-related software sales. Rather than focusing on short-term demand dislocations, we focus on the company’s ability to continue migrating videogame users toward the firm’s subscription offerings, as well as its capacity to leverage content across its video, music and gaming platforms. We are also impressed with the expansion of Sony’s Music segment, which has been supported by the pervasiveness of streaming services.

Munich Re, the world’s largest reinsurance company, was the leading contributor for the year. Despite the negative impacts of Hurricane Ian—the deadliest hurricane to strike the state of Florida since 1935—and volatility in capital markets, Munich Re continued to experience strong fundamental developments to its overall business. Specifically, the company saw significant improvements in profitability in business units such as Life and Health Reinsurance and strong premium growth across all of its business units as it continues to win market share, leverage its global scale and demonstrate underwriting discipline. The company also announced the formation of its new Global Specialty Insurance (GSI) division, which will be comprised of various primary insurance businesses that are currently classified within the reinsurance segment. Management believes this restructuring will allow them to efficiently support the various business lines while driving further expansion in the specialty primary insurance space. Additionally, Munich Re remains committed to investing in technology that improves efficiency across its value chain, exemplified by its acquisition of apinity GmbH, an application programming interface (API) solutions provider. In the long run, we believe the company is well positioned to continue to win market share and improve profitability.

TotalEnergies, one of the world’s largest energy companies, was also a primary contributor for the year. The company has made progress in its strategic plan to reach net-zero emissions by 2050 which, in contrast to many European energy providers, it plans to achieve through expanding ownership of renewable power and low-carbon assets, rather than purely divestment. As such, it acquired a 25% stake in Adani New Industries, an Indian venture centered on green hydrogen (including solar panels and wind turbines), as well as a 50% interest in Clearway Energy Group, the fifth-largest renewable company in the U.S. Both of these acquisitions strengthen our conviction that TotalEnergies is uniquely positioned to benefit from the increase in global demand for clean energy. It is also notable that higher commodity prices and wider refining margins have been constructive for the company’s financial performance. In recent years, TotalEnergies’ reduction in capex and operating expenses has improved its FREE cash flow generation, now further aided by the favorable energy environment. This has supported its continued ability to return cash to shareholders, one of our catalysts.

18

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund:

2022 Fund Purchases
Munich Reinsurance	2Q2022
Haleon	3Q2022
Koninklijke DSM	4Q2022

2022 Fund Sales
Close Brothers Group	2Q2022
Reckitt Benckiser	3Q2022
Carnival	4Q2022
Marui Group	4Q2022

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Marui Group) and a purchase (Koninklijke DSM) we made in the Fund this year.

Sale

We first invested in Japan-based Marui Group in the first quarter of 2016. At the time, we viewed the company as a credit card company disguised as a retailer. Over the years, Marui executed on two key catalysts. On the retail front, the company transitioned from a consignment-based model to a rental revenue-based business model, which improved profitability. Meanwhile, Marui’s credit card business continued to expand and shifted the group’s business mix from Retailing to the higher-margin FinTech segment, which is now ~95% of operating income. The shift was recognized by investors and index providers, with Marui moving from the Consumer Discretionary sector to the Financials sector. We decided to exit our investment during the fourth quarter as catalysts have largely played out and we view Koninklijke DSM as a more optimal investment.

Purchase

Founded in 1902, Koninklijke (“royal” in Dutch) DSM is a Dutch multinational corporation. Originally a mining company (DSM stands for Dutch State Mines), DSM is now a leading science-based company in the fields of health, nutrition and bioscience. The company has more than 20,000 employees (including ~1,500 scientists in 35 research laboratories) across over 40 countries. DSM produces pure active ingredients (e.g., vitamins, lipids, minerals, enzymes and UV filters) that go into a wide range of products, including food, drinks, medical nutrition, cosmetics, and pet and animal products.

Over the past two decades, DSM has gone through a dramatic transformation, divesting nearly all of its cyclical, commodity chemicals businesses and investing the proceeds in specialty nutrition product companies with more stable sales and higher profit margins. The pending merger with Firmenich (expected to close in the first half of 2023), a global flavors and fragrances ingredients company, completes DSM’s transition to a pure-play nutrition, health and ingredients company. The combined businesses will have more than €11 billion in annual revenue across four segments: Animal Nutrition & Health (29% of sales), Perfumery & Beauty (28%), Food & Beverage (24%) and Health, Nutrition & Care (19%).

19

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

High-Quality Business

Some of the quality characteristics we have identified for DSM include:

•	Leading market share positions in numerous categories, including vitamins and premix (particularly in the Animal Nutrition & Health and Food & Beverage segments);
•	Many markets DSM participates in are consolidated and enjoy stable margins due to high barriers to entry; and
•	Scale and global footprint results in close relationships with customers (e.g., “Global Products, Local Solutions” strategy).

Attractive Valuation

Valuation is attractive based on our estimates for higher normalized cash earnings power. Moreover, we believe the current valuation reflects DSM’s historical status as a commodity conglomerate and does not fully appreciate the improvement in quality that can be created following the merger with Firmenich. We recognize the Firmenich transaction is the largest in DSM’s history and brings considerable integration risks; however, we believe current valuation provides a margin of safety for the long-term investor.

Compelling Catalysts

Catalysts we have identified for DSM, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, include:

•	Successful integration of Firmenich merger, as well as previous bolt-on acquisitions, can produce revenue and expense synergies, along with an improved business mix;
•	Continued market share gains from recently launched product innovations (e.g., Bovaer, an animal health nutritional product that reduces methane emissions); and
•	Balance sheet optionality as low leverage allows for increased return of capital to shareholders while simultaneously continuing bolt-on acquisitions.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

20

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

Outlook

2022 proved a tumultuous year for most investors, with no shortage of macroeconomic and geopolitical events gripping the world’s attention and stirring volatility in markets. Global inflation reached multi-decade highs, central banks made drastic shifts in monetary policy, governments navigated instability and changes in leadership, and rising tensions between Eastern and Western nations came to a head with a ground war in Europe. This year serves as a staunch reminder that there is “always something” to consider in financial markets and economics. However, for us at Aristotle Capital, it is important to assess whether events are truly analyzable. In our opinion, macroeconomic factors and the market’s corresponding reactions are impossible to predict consistently. We will therefore, as we always have, stay focused on what we do best—the continuous study and better understanding of individual businesses. We remain convinced this “bottom-up” approach will allow us to best serve our clients, as fundamentals, not headline news, reflect long-term value.

Sean Thorpe	Geoffrey Stewart, CFA	Howard Gleicher, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager	CEO & Chief Investment Officer
Aristotle Capital Management, LLC	Aristotle Capital Management, LLC	Aristotle Capital Management, LLC

21

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

Aristotle International Equity Fund, Class I (ARSFX)

Performance Update	December 31, 2022

Total Return	4Q22	1 Year	3 Years	5 Years	7 Years	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX	14.25%	-20.91%	0.37%	2.47%	4.59%	2.74%	0.93% / 0.80%
MSCI EAFE Index (Net)	17.34%	-14.45%	0.87%	1.54%	4.53%	2.84%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than - the performance information quoted. To obtain performance information current to the most recent month -end, please call (844) 274 7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2023, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three fiscal years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations made in the last 12 months are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

22

ARISTOTLE INTERNATIONAL EQUITY FUND	2022 Annual Commentary

Definitions:

•	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
•	The MSCI ACWI Index captures large and mid cap representation across 23 developed market countries and 25 emerging markets countries. With approximately 3,000 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.
•	The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.
•	The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
•	The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the United States’ most significant trading partners.
•	Cash flow refers to the net amount of cash and cash equivalents a company receives and disburses during a period of time.
•	FREE cash flow is generally calculated as cash flow from operations less capital expenditures.
•	EBITDA or earnings before interest, taxes, depreciation, and amortization, is a measure of a company’s overall financial performance.
•	Capital expenditures (CapEx) are funds used by a company to acquire, upgrade and maintain physical assets such as property, plants, buildings, technology or equipment.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2022, the 10 largest holdings in the Fund and their weights as a percent of total net assets exclusive of cash were: Accenture, 4.57%; Munich Re Group, 3.73%; Sony, 3.65%; Ashtead Group, 3.63%; LVMH Moët Hennessy Louis Vuitton, 3.29%; Pan Pacific International, 3.19%; Dassault Systèmes, 3.14%; DBS Group Holdings, 3.13%; Haleon, 3.06%, TotalEnergies 3.04%.

ACM-2301-232

23

Aristotle International Equity Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australia, Far East Index (net) (MSCI EAFE Index). Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	-20.91%	2.47%	2.74%	03/31/14
MSCI EAFE Index (net)	-14.45%	1.54%	2.84%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 0.93% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

24

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 98.1%
	AUSTRIA — 1.9%
219,000	Erste Group Bank A.G.	$7,009,313

	CANADA — 8.2%
87,850	Brookfield Asset Management Ltd. - Class A*	2,515,469
344,000	Brookfield Corp.	10,817,961
357,400	Cameco Corp.	8,100,891
172,200	Magna International, Inc.	9,673,214
		31,107,535

	FRANCE — 15.9%
123,600	Amundi S.A.[1]	7,012,203
325,400	Cie Generale des Etablissements Michelin SCA	9,051,080
325,600	Dassault Systemes S.E.	11,674,130
16,800	LVMH Moet Hennessy Louis Vuitton S.E.	12,226,847
71,800	Safran S.A.	8,986,144
180,100	TotalEnergies S.E.	11,306,856
		60,257,260

	GERMANY — 8.0%
42,600	Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen	13,862,556
158,600	Nemetschek S.E.	8,096,376
77,300	Symrise A.G.	8,410,988
		30,369,920

	HONG KONG — 2.7%
929,900	AIA Group Ltd.	10,340,826

	IRELAND — 6.9%
63,578	Accenture PLC - Class A	16,965,153
265,900	Experian PLC	9,042,272
		26,007,425

	JAPAN — 16.3%
53,600	FANUC Corp.	8,100,853
332,800	KDDI Corp.	10,097,604
443,600	Kubota Corp.	6,141,582
106,100	Nidec Corp.	5,528,939
196,200	Otsuka Holdings Co., Ltd.	6,435,850
633,700	Pan Pacific International Holdings Corp.	11,844,454
177,100	Sony Group Corp.	13,541,592
		61,690,874

25

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	KOREA (REPUBLIC OF-SOUTH) — 2.1%
182,100	Samsung Electronics Co., Ltd.	$7,992,960

	NETHERLANDS — 7.1%
112,600	Akzo Nobel N.V.	7,540,415
105,300	Heineken N.V.	9,905,549
76,900	Koninklijke DSM N.V.	9,408,767
		26,854,731

	PERU — 2.7%
76,400	Credicorp Ltd.	10,364,424

	SINGAPORE — 3.1%
458,900	DBS Group Holdings Ltd.	11,621,538

	SWEDEN — 1.9%
332,300	Assa Abloy A.B. - Class B	7,123,740

	SWITZERLAND — 5.0%
152,000	Alcon, Inc.	10,385,379
95,400	Novartis A.G.	8,623,863
		19,009,242

	UNITED KINGDOM — 16.3%
236,300	Ashtead Group PLC	13,483,269
187,400	Coca-Cola Europacific Partners PLC	10,366,968
471,300	GSK PLC	8,190,774
2,873,100	Haleon PLC*	11,369,793
1,573,700	Rentokil Initial PLC	9,664,405
169,900	Unilever PLC	8,524,099
		61,599,308
	TOTAL COMMON STOCKS
	(Cost $375,523,174)	371,349,096

26

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 1.5%
5,873,650	Goldman Sachs Financial Square Government Fund - Institutional, 4.07%[2]	$5,873,650
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,873,650)	5,873,650

	TOTAL INVESTMENTS — 99.6%
	(Cost $381,396,824)	377,222,746
	Other Assets in Excess of Liabilities — 0.4%	1,354,060
	TOTAL NET ASSETS — 100.0%	$378,576,806

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $7,012,203, which represents 1.9% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

27

Aristotle International Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	19.4%
Technology	19.3%
Industrials	14.1%
Consumer Staples	13.7%
Health Care	8.9%
Materials	8.8%
Consumer Discretionary	8.2%
Energy	3.0%
Communications	2.7%
Total Common Stocks	98.1%
Short-Term Investments	1.5%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

28

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

Dear Fellow Shareholders,

Summary

U.S. corporate credit markets sold off sharply in 2022 as credit spreads widened and interest rates rose. Overall, bank loans outperformed high yield bonds and investment grade corporate bonds during the year. Despite relative outperformance, bank loans still fell during the year as the Credit Suisse Leveraged Loan Index returned -1.06%. While high yield bonds bounced in the fourth quarter, the Bloomberg U.S. Corporate High Yield Bond Index returned -11.19% in 2022. Investment grade corporate bonds also bounced slightly in the fourth quarter, but the Bloomberg U.S. Corporate Bond Index returned -15.76% for the year, marking the Index’s worst calendar year loss since inception.

U.S. equities bounced in the fourth quarter with the S&P 500 Index gaining 7.56%, breaking its string of three consecutive quarterly losses and ending 2022 with a loss of 18.11%. Signs of slightly easier financial conditions helped risk assets to rally during the quarter. Inflation remained elevated in the U.S. but showed signs of slowing into year-end with a 7.1% rise in the Consumer Price Index (CPI) for the 12-month period ending in November. This moderation in price increases was partly driven by falling energy costs and a weaker U.S. dollar, as the U.S. Dollar Index (DXY) snapped a string of five quarterly gains, falling 7.5% in the fourth quarter. Adding to the sanguine economic picture, the labor market showed signs of remaining tight with November non-farm payrolls printing above expectations and the unemployment rate remaining at 3.7%, only 0.2% above the cycle low seen earlier in the year.

The Federal Reserve (Fed) took some solace from the better economic data at its December meeting. The central bank raised its benchmark rate by 50 basis points to a range of 4.25% to 4.50%, a slowdown in the pace of hikes after four consecutive three-quarter point increases. However, the Fed pushed back at the idea of a quick pivot in 2023, indicating wage inflation remains a concern and signaling rates could remain higher for longer, as it maintained a terminal rate projection above 5.1%. Outside the U.S., geopolitical risks continued to simmer. The conflict in Ukraine showed no sign of easing, while China’s abrupt pivot on strict COVID measures drove a significant increase in infections, stoking fears of weaker near-term growth.

Market Environment

After a relentless move higher in interest rates in the first nine months of the year, U.S. Treasury yields ended the fourth quarter mixed. The yield curve continued to invert during the quarter, as the yield on the U.S. 2-year Treasury note rose roughly 22 basis points and the yield on the U.S. 10-year Treasury note rose around 8 basis points, modest moves relative to the first nine months of the year. Putting the fourth quarter’s yield move in perspective, the year-to-date increase in yield on U.S. 2-year and 10-year notes approached 369 and 236 basis points, respectively. The extent of the yield move undermined the overall U.S. bond market, as the Bloomberg U.S. Aggregate Bond Index suffered its worst year on record, dropping 13.01% in 2022.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274- 7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

29

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

U.S. corporate bonds benefited from spread compression in the fourth quarter amidst lower overall volatility. High yield bond spreads ended the quarter roughly 83 basis points tighter, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, while investment grade corporate bond spreads ended the quarter roughly 29 basis points tighter, as measured by the Bloomberg U.S. Corporate Bond Index.

New issuance declined sharply in 2022, especially for high yield bonds and bank loans, on the back of higher interest rates and economic uncertainty. The slowdown continued in the fourth quarter, with high yield bond issuance totaling just over $15 billion, bringing the 2022 total to roughly $106 billion, a decline of 78% versus the prior year. Leveraged loan issuance recovered slightly compared to the prior quarter but remained subdued, totaling roughly $47 billion in the fourth quarter and $252 billion for the full year, a 70% decline compared to 2021. Investment grade corporate bond issuance also declined in the fourth quarter but to a lesser extent, as year-to-date issuance fell roughly 17% compared to the prior year.

Retail flows moderated in the fourth quarter, as high yield bond funds experienced inflows after three consecutive quarters of outflows. Fourth quarter inflows totaled nearly $6 billion, but year-to-date outflows from high yield bond funds topped $48 billion, a record annual outflow. Leveraged loan funds experienced outflows during the quarter, bringing the year-to-date total outflow to over $12 billion, a sharp reversal from 2021’s inflows. Investment grade corporate bond fund flows also turned negative into the end of the year, with overall investment grade bond funds experiencing an annual outflow for the first time in a decade.

Within the high yield bond universe, lower-quality bonds underperformed, as ‘B’s (+4.93%) and ‘BB’s (+4.31%) outperformed ‘CCC’s (+0.51%). From an industry perspective within the high yield bond market, Gaming (+9.10%) outperformed while Media & Entertainment (+0.35%) underperformed. Notably, there were no new high yield bond or leveraged loan defaults in the fourth quarter; however, distressed exchanges totaled $1.4 billion. At the end of December, the 12-month trailing, par-weighted U.S. high yield default rate including distressed exchanges rose to 1.65% (0.84% excluding distressed exchanges), well below the long-term historical average of 3.20% (2.90% excluding distressed exchanges).

Performance Review

The Aristotle Strategic Credit Fund, which primarily invests in high yield bonds, investment grade corporate bonds and bank loans, returned -6.02% at NAV for the calendar year, outperforming the -7.00% return of its blended benchmark of one-third Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index, one-third Bloomberg U.S. Intermediate Corporate Bond Index and one-third Credit Suisse Leveraged Loan Index.

The Fund outperformed during the year despite an underweight in bank loans, which outperformed both high yield bonds and investment grade bonds during the year. Over the course of 2022, the Fund’s overweight in high yield bonds increased slightly, while the underweight in investment grade corporate bonds was marginally reduced over the course of the year and the Fund remained underweight investment grade corporate bonds as of the end of the year. The Fund’s largest sector underweight continued to be bank loans as the allocation to bank loans decreased slightly throughout the year. The Fund entered 2022 with a duration underweight relative to the blended benchmark, which contributed to relative performance in the first half of the year. Over the course of the year, the duration underweight was reduced and the Fund ended the year with a small duration overweight relative to the blended benchmark.

30

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

Aristotle Strategic Credit Fund

Allocation over time

The Aristotle Strategic Credit Fund, Class I (ARSSX) has an inception date of December 31, 2014.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Bank Loans
High Yield Bonds
Inv. Grade Corp. Bonds
Cash

Annual Attribution Summary

Security selection was the primary contributor to the Fund’s performance relative to the blended benchmark in 2022, while sector rotation detracted from relative performance. Security selection contributed to relative performance led by holdings in Energy and Retailers & Restaurants. This was partially offset by selection in Telecommunication and Gaming. Industry allocation also contributed to relative performance led by overweights in Energy and Gaming. This was partially offset by underweights in Pharmaceuticals and Industrials. Conversely, sector rotation detracted from relative performance led by an underweight in bank loans and an overweight in high yield bonds, which was only partially offset by the allocation to cash and investment grade corporate bonds.

31

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

Top Five Contributors	Top Five Detractors
Tenneco	AMC Networks
Southern Company	Lumen Technologies
American Airlines	Air Lease
GLP Financing	Ally Financial
Carpenter Technology	MPT Operating

Outlook and Strategy

We believe many of the same themes from the past year continue to be relevant heading into 2023. Inflation remains elevated, the Fed continues to be hawkish, geopolitical risks still linger and volatility persists across asset classes. However, we believe the entry point for U.S. corporate credit is favorable. In our opinion, higher levels of carry and reduced valuations should offer opportunities for positive total return in the new year.

Inflation will remain in focus in 2023 and we expect the Fed to further tighten policy. While inflation has come off its highest levels in recent months, it remains significantly elevated compared to recent history and sits well above the Fed’s target rate. In our opinion, inflation will be particularly sticky for labor and services. We believe this should offset the decline in goods inflation apparent in recent months, as supply-chain issues partially recede and retailers sit on excess inventory. While we may be nearing a peak in the Fed Funds rate in the first half of the year, we believe the Fed may remain restrictive for longer than the current market consensus. The futures market is currently pricing in Fed cuts in the back half of 2023, and we believe these should be priced out, as we expect the Fed to hold rates higher for longer. We also believe the yield curve can invert further, as short-end rates lead the way in response to tighter Fed policy in a weakening economic backdrop.

While we believe the market handled geopolitical risks well over the past year, the risks have not gone away and we expect to see inevitable surprises (e.g., we believe China could deliver a big surprise in either direction). Nonetheless, we believe the result of continued geopolitical uncertainty is a higher overall price environment. Potentially higher commodity prices and supply chain issues due to geopolitical stress could make it more expensive to do business, which we believe may keep prices higher on average than they would otherwise be.

The U.S. economy has been much more resilient than initially expected in the face of rising rates over the past year. The labor market continues to be strong, showing no signs of rolling over into the end of 2022. In turn, a strong labor market has helped to support consumption and spending; however, consumer spending is beginning to shift, as the personal savings rate declines and households increase credit card debt, which swelled by 10% per capita in 2022. This will be an important area to watch heading into 2023, as consumer spending could roll over if the job market begins to falter, increasing the probability of a recession. While we do not expect a sharp downturn, we do think there may be an extended slower growth period ahead with restrictive Fed policy putting downward pressure on consumption.

32

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

For U.S. corporate credit markets, our base case scenario in the year ahead is higher risk-free rates and slightly wider credit spreads. Corporate credit market technicals were strong into the end of 2022, but we believe they will be more negative heading into the new year, which could drive spreads wider. Quantitative tightening (QT) will also continue to silently weigh on technicals, but we believe the effect of QT could be offset by fund flows should they reverse in 2023.

We believe U.S. corporate balance sheets remain strong. Many companies have successfully managed maturities over the near term, and we believe the overall corporate credit market can absorb some economic weakness and wider credit spreads. After a sharp slowdown in high yield bond issuance over the past year, we believe supply will pick up in 2023. While the cost of capital has risen significantly, we do not believe there is a major need for capital right now. We believe the companies planning to come to market in 2023 will be in better shape, and the market should be willing to absorb the supply.

Overall, we are cautiously optimistic and expect modestly positive total returns in the new year. Rates can rise further, and credit spreads can widen, but we believe the starting point for markets of higher yields and better valuations provides a cushion. While we expect weaker technicals in the new year, we believe fundamentals remain strong and U.S. corporate credit markets should be able to withstand a mild downturn.

In the Fund, we kept overall asset allocation fairly consistent throughout 2022, only slightly increasing an overweight in high yield bonds while decreasing an underweight in investment grade corporate bonds and increasing an underweight in bank loans. As of year-end, we hold a small duration overweight relative to the blended benchmark after reducing a duration underweight throughout 2022. At the industry level, we made similar adjustments to those made in our high yield bond portfolios during the year.

High yield bonds remain the largest sector allocation in the Fund, while bank loans remain the largest underweight. We still favor shorter duration high yield bonds to bank loans. Looking ahead, we may begin to reduce exposure to investment grade corporate bonds.

As of December 31, the Fund was composed of 69.5% high yield bonds, 24.6% investment grade corporate bonds and 4.2% bank loans. Roughly 1.7% was held in cash. We held overweights in Energy, Lodging & Leisure and Finance Companies alongside underweights in Technology, Banking and Healthcare.

Douglas Lopez, CFA	Terence Reidt, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager

33

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

Aristotle Strategic Credit Fund, Class I (ARSSX)

Performance Update	December 31, 2022

Total Return	4Q22	1 Year	3 Years	5 Years	7 Years	Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	3.51%	-6.02%	1.12%	2.60%	4.02%	3.18%	2.72% / 0.62%
Blended Benchmark*	3.21%	-7.00%	0.52%	2.39%	3.77%	3.18%	N/A
Bloomberg U.S. High Yield
Ba/B 2% Issuer Capped Bond Index	4.56%	-10.57%	0.25%	2.63%	4.81%	3.83%	N/A

*	The blended benchmark represents a blend of 1/3 Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index, 1/3 Bloomberg U.S. Intermediate Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Returns over one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain current performance information to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive its fees and/or pay expenses, through April 30, 2023, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three fiscal years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this commentary were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. Fund composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or

34

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the Fund for the last 12 months are available upon request.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities and emerging markets. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

Definitions:

•	The Fund is benchmarked to a blend of three indices: 1/3 Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index, 1/3 Bloomberg U.S. Intermediate Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.
•	The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High Yield Bond Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The Index limits the maximum exposure to any one issuer to 2%.
•	The Bloomberg U.S. Intermediate Corporate Bond Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to one year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility and financial institutions.
•	The Credit Suisse Leveraged Loan Index is a market-weighted index designed to track the performance of the investable universe of the U.S. dollar-denominated institutional leveraged loan market.
•	The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that are all U.S. dollar denominated. The Bloomberg U.S. Corporate Bond Index is a component of the Bloomberg U.S. Credit Bond Index.
•	The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.
•	The Bloomberg U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The Index is frequently used as a stand-in for measuring the performance of the U.S. bond market. In addition to investment grade corporate debt, the Index tracks government debt, mortgage-backed securities (MBS) and asset-backed securities (ABS) to simulate the universe of investable bonds that meet certain criteria. In order to be included in the Index, bonds must be of investment grade or higher, have an outstanding par value of at least $100 million and have at least one year until maturity.
•	The S&P 500® Index is the Standard & Poor's Composite Index and is a widely recognized, unmanaged index of common stock prices. It is market cap weighted and includes 500 leading companies, capturing approximately 80% coverage of available market capitalization.

35

ARISTOTLE STRATEGIC CREDIT FUND	2022 Annual Commentary

•	The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the United States’ most significant trading partners.
•	Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
•	Basis points, otherwise known as bps, are a unit of measure to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.
•	Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

The volatility (beta) of the Fund may be greater or less than the benchmarks. An investor cannot invest directly in these indices.

Fund composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2022, the 10 largest holdings in the Aristotle Strategic Credit Fund, Class I (ARSSX) and their weights as a percent of total net assets exclusive of cash were: RR Donnelley & Sons Co, 2.31%; OneMain Finance Corp, 2.30%; AAdvantage Loyalty IP Ltd, 2.01%; United Airlines Holdings Inc, 1.86%; Griffon Corp, 1.79%; Capital One Financial, 1.79%; Goldman Sachs Group Inc, 1.64%; United Airlines 2019-2 Class B Pass Through Trust, 1.58%; Southern Co., 1.53%; Starwood Property Trust Inc., 1.52%.

ACP-2301-63

36

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg U.S. High Yield Ba/B 2% Issuer Cap Index and the Aristotle Blended Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Bloomberg Intermediate U.S. Corporate Bond Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	-6.02%	2.60%	3.18%	12/31/14
Bloomberg U.S. High Yield Ba/B 2% Issuer Cap Index	-10.57%	2.63%	3.83%	12/31/14
Aristotle Blended Index*	-7.00%	2.39%	3.18%	12/31/14

*	Aristotle Blended Index is a blend of 1/3 Bloomberg U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Intermediate U.S. Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

37

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited) - Continued

Gross and net expense ratios for the Fund’s Class I shares were 2.72% and 0.62%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

38

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2022

Principal Amount		Value
	BANK LOANS — 4.2%
	COMMUNICATIONS — 1.5%
	CSC Holdings LLC
$134,448	6.818% (1-Month Term SOFR+250 basis points), 4/15/2027[1,2,3]	$120,499
	CONSUMER DISCRETIONARY — 2.3%
	AAdvantage Loyalty IP Ltd.
160,000	8.992% (1-Month USD Libor+475 basis points), 4/20/2028[1,2,3]	159,575
	Griffon Corp.
31,000	7.009% (1-Month Term SOFR+260 basis points), 1/24/2029[1,2,3]	30,525
		190,100

	TECHNOLOGY — 0.4%
	Presidio Holdings, Inc.
29,250	7.919% (1-Month USD Libor+350 basis points), 1/22/2027[1,2,3]	28,839
	TOTAL BANK LOANS
	(Cost $356,040)	339,438
	CORPORATE BONDS — 92.3%
	COMMUNICATIONS — 10.5%
	AMC Networks, Inc.
121,000	4.250%, 2/15/2029[2]	75,395
	CCO Holdings LLC / CCO Holdings Capital Corp.
70,000	4.500%, 5/1/2032[2]	55,765
	Discovery Communications LLC
83,000	3.625%, 5/15/2030[2]	68,687
	DISH DBS Corp.
92,000	5.875%, 11/15/2024	85,489
	Hughes Satellite Systems Corp.
108,000	6.625%, 8/1/2026	100,736
	iHeartCommunications, Inc.
100,000	6.375%, 5/1/2026[2]	92,000
	Lamar Media Corp.
111,000	4.875%, 1/15/2029[2]	101,918
	Lumen Technologies, Inc.
99,000	7.650%, 3/15/2042	65,824
	Sprint Capital Corp.
67,000	8.750%, 3/15/2032	79,737
	VeriSign, Inc.
82,000	4.750%, 7/15/2027[2]	79,267
	Verizon Communications, Inc.
68,000	2.550%, 3/21/2031[2]	56,016
		860,834

39

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY — 28.1%
	Asbury Automotive Group, Inc.
$96,000	4.750%, 3/1/2030[2]	$80,290
	Bath & Body Works, Inc.
55,000	6.694%, 1/15/2027	54,605
	Beazer Homes USA, Inc.
121,000	5.875%, 10/15/2027[2]	105,840
	Boyd Gaming Corp.
85,000	4.750%, 12/1/2027[2]	79,167
	Brinker International, Inc.
91,000	3.875%, 5/15/2023	90,129
	Carnival Corp.
111,000	7.200%, 10/1/2023[4]	109,474
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. /
	Millennium Op
82,000	6.500%, 10/1/2028[2]	79,335
	Cinemark USA, Inc.
75,000	8.750%, 5/1/2025[2,5]	75,736
	Dana, Inc.
77,000	5.625%, 6/15/2028[2]	70,015
	Delta Air Lines, Inc.
40,000	2.900%, 10/28/2024[2]	37,895
	Ford Motor Co.
45,000	9.625%, 4/22/2030[2]	50,905
	General Motors Financial Co., Inc.
87,000	2.350%, 2/26/2027[2]	76,088
	Goodyear Tire & Rubber Co.
113,000	5.000%, 5/31/2026[2]	106,586
	Griffon Corp.
122,000	5.750%, 3/1/2028[2]	111,630
	JetBlue 2020-1 Class B Pass-Through Trust
83,880	7.750%, 5/15/2030	81,202
	Marriott Ownership Resorts, Inc.
123,000	4.750%, 1/15/2028[2]	107,106
	MGM Resorts International
136,000	4.750%, 10/15/2028[2]	118,674
	Newell Brands, Inc.
30,000	4.450%, 4/1/2026[2]	28,224
	Penske Automotive Group, Inc.
50,000	3.500%, 9/1/2025[2]	46,403
	QVC, Inc.
58,000	4.850%, 4/1/2024	53,650
	RR Donnelley & Sons Co.
186,000	6.500%, 11/15/2023	183,805

40

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Sally Holdings LLC / Sally Capital, Inc.
$85,000	5.625%, 12/1/2025[2]	$81,880
	Travel + Leisure Co.
110,000	6.000%, 4/1/2027[2]	104,400
	Tri Pointe Homes, Inc.
101,000	5.250%, 6/1/2027[2]	90,166
	United Airlines 2019-2 Class B Pass-Through Trust
145,898	3.500%, 11/1/2029	125,692
	United Airlines Holdings, Inc.
155,000	4.875%, 1/15/2025	148,025
		2,296,922

	CONSUMER STAPLES — 0.5%
	Kraft Heinz Foods Co.
43,000	3.000%, 6/1/2026[2]	40,294
	ENERGY — 18.2%
	Buckeye Partners LP
79,000	4.125%, 12/1/2027[2]	69,117
	Continental Resources, Inc.
77,000	4.500%, 4/15/2023[2]	76,814
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
87,000	5.750%, 4/1/2025[2]	84,634
	Endeavor Energy Resources LP / EER Finance, Inc.
75,000	5.750%, 1/30/2028[2,5]	71,999
	Energy Transfer LP
47,000	6.500% (USD 5 Year Tsy+569 basis points)[2,6,7]	40,615
45,000	6.750% (USD 5 Year Tsy+513 basis points)[2,6,7]	38,925
	EQM Midstream Partners LP
40,000	4.000%, 8/1/2024[2]	38,439
	Genesis Energy LP / Genesis Energy Finance Corp.
64,000	6.250%, 5/15/2026[2]	58,557
	Hess Corp.
92,000	4.300%, 4/1/2027[2]	88,000
	HollyFrontier Corp.
117,000	2.625%, 10/1/2023	114,673
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
80,000	6.000%, 8/1/2026[2,5]	77,400
	Matador Resources Co.
40,000	5.875%, 9/15/2026[2]	38,440
	Murphy Oil Corp.
20,000	5.750%, 8/15/2025[2]	19,653
	NuStar Logistics LP
49,000	5.750%, 10/1/2025[2]	47,170

41

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
	Oceaneering International, Inc.
$60,000	4.650%, 11/15/2024[2]	$57,302
	Patterson-UTI Energy, Inc.
90,000	3.950%, 2/1/2028[2]	79,528
	PDC Energy, Inc.
82,000	6.125%, 9/15/2024[2]	80,820
	Southwestern Energy Co.
118,000	5.700%, 1/23/2025[2]	115,935
	Sunoco LP / Sunoco Finance Corp.
106,000	5.875%, 3/15/2028[2]	100,386
	Targa Resources Corp.
44,000	4.200%, 2/1/2033[2]	37,997
	Vermilion Energy, Inc.
80,000	6.875%, 5/1/2030[2,4,5]	73,188
	Western Midstream Operating LP
85,000	3.350%, 2/1/2025[2]	80,473
		1,490,065

	FINANCIALS — 23.6%
	Air Lease Corp.
116,000	4.125% (USD 5 Year Tsy+315 basis points)[2,6,7]	79,460
	Aircastle Ltd.
113,000	5.000%, 4/1/2023[4]	112,816
	Ally Financial, Inc.
56,000	8.000%, 11/1/2031	58,037
	Capital One Financial Corp.
145,000	4.985% (SOFR Rate+216 basis points), 7/24/2026[2,7]	142,129
	Citigroup, Inc.
70,000	6.250% (3-Month USD Libor+452 basis points)[2,6,7]	67,900
	Crown Castle International Corp.
55,000	3.300%, 7/1/2030[2]	48,180
	Fidelity National Information Services, Inc.
55,000	5.100%, 7/15/2032[2]	53,195
	Fifth Third Bancorp
52,000	6.361% (SOFR Rate+219 basis points), 10/27/2028[2,7]	53,585
	GLP Capital LP / GLP Financing II, Inc.
72,000	5.375%, 4/15/2026[2]	70,656
	Goldman Sachs Group, Inc.
128,000	6.124% (3-Month USD Libor+175 basis points), 10/28/2027[2,3]	130,236
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
118,000	4.750%, 9/15/2024[2]	113,114
	iStar, Inc.
60,000	4.750%, 10/1/2024[2]	59,549

42

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	MetLife, Inc.
$44,000	10.750%, 8/1/2039[2]	$58,369
	Morgan Stanley
55,000	6.296% (SOFR Rate+224 basis points), 10/18/2028[2,7]	56,663
	Navient Corp.
103,000	5.875%, 10/25/2024	99,658
	OneMain Finance Corp.
129,000	7.125%, 3/15/2026	122,664
81,000	4.000%, 9/15/2030[2]	60,437
	Pacific Life Global Funding II
87,000	1.375%, 4/14/2026[5]	76,801
	Radian Group, Inc.
65,000	6.625%, 3/15/2025[2]	64,049
	RHP Hotel Properties LP / RHP Finance Corp.
101,000	4.750%, 10/15/2027[2]	91,406
	Service Properties Trust
130,000	4.500%, 3/15/2025[2]	112,131
	Starwood Property Trust, Inc.
127,000	4.750%, 3/15/2025[2]	121,190
	VICI Properties LP / VICI Note Co., Inc.
84,000	4.250%, 12/1/2026[2,5]	78,231
		1,930,456

	HEALTH CARE — 3.4%
	Encompass Health Corp.
72,000	4.500%, 2/1/2028[2]	65,405
40,000	4.750%, 2/1/2030[2]	35,126
	Tenet Healthcare Corp.
83,000	4.625%, 7/15/2024[2]	80,946
	Teva Pharmaceutical Finance Netherlands III B.V.
102,000	2.800%, 7/21/2023[4]	99,705
		281,182

	INDUSTRIALS — 2.7%
	Spirit AeroSystems, Inc.
87,000	3.850%, 6/15/2026[2]	78,735
	Titan International, Inc.
107,000	7.000%, 4/30/2028[2]	101,021
	United Rentals North America, Inc.
45,000	4.000%, 7/15/2030[2]	38,466
		218,222

43

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	MATERIALS — 2.0%
	Allegheny Technologies, Inc.
$40,000	5.875%, 12/1/2027[2]	$38,251
71,000	5.125%, 10/1/2031[2]	62,523
	Carpenter Technology Corp.
62,000	7.625%, 3/15/2030[2]	62,148
		162,922

	TECHNOLOGY — 1.0%
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
45,000	4.400%, 6/1/2027[2,4]	43,153
	Xilinx, Inc.
40,000	2.950%, 6/1/2024[2]	38,927
		82,080

	UTILITIES — 2.3%
	AmeriGas Partners LP / AmeriGas Finance Corp.
65,000	5.625%, 5/20/2024[2]	63,094
	Southern Co.
122,000	5.113%, 8/1/2027	121,691
		184,785
	TOTAL CORPORATE BONDS
	(Cost $8,208,918)	7,547,762

Number of Shares
	PREFERRED STOCKS — 0.9%
	FINANCIALS — 0.9%
60	Wells Fargo & Co., 7.500%[6,8]	71,412
	TOTAL PREFERRED STOCKS
	(Cost $83,610)	71,412
	SHORT-TERM INVESTMENTS — 2.3%
189,488	Goldman Sachs Financial Square Government Fund - Institutional, 4.07%[9]	189,488
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $189,488)	189,488

	TOTAL INVESTMENTS — 99.7%
	(Cost $8,838,056)	8,148,100
	Other Assets in Excess of Liabilities — 0.3%	26,133
	TOTAL NET ASSETS — 100.0%	$8,174,233

LP – Limited Partnership

44

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.
[4]	Foreign security denominated in U.S. dollars.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $453,355, which represents 5.5% of total net assets of the Fund.
[6]	Perpetual security. Maturity date is not applicable.
[7]	Variable rate security.
[8]	Convertible security.
[9]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

45

Aristotle Strategic Credit Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Discretionary	2.3%
Communications	1.5%
Technology	0.4%
Total Bank Loans	4.2%
Corporate Bonds
Consumer Discretionary	28.1%
Financials	23.6%
Energy	18.2%
Communications	10.5%
Health Care	3.4%
Industrials	2.7%
Utilities	2.3%
Materials	2.0%
Technology	1.0%
Consumer Staples	0.5%
Total Corporate Bonds	92.3%
Preferred Stocks
Financials	0.9%
Short-Term Investments	2.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

46

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Dear Fellow Shareholders,

Markets Review

After posting seven consecutive quarters of positive performance prior to 2022, the U.S. equity market faltered, as the S&P 500 Index finished lower for the first three quarters of the year, leading to a full-year return of -18.11%. Additionally, after five straight calendar years of growth outperforming value, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 21.60%, the largest outperformance by value since 2000.

Meanwhile, despite fixed income’s tendency to provide stability when equities are turbulent, the Bloomberg U.S. Aggregate Bond Index fell 13.01%—its worst year on record. 2022 easily surpassed the Index’s previous worst year, when it declined 2.92% in 1994 as inflation and the corresponding interest rate environment remained primary themes. Macroeconomic headlines were dominated by inflation, while factors such as geopolitical conflict, supply-chain disruptions, labor shortages and increasing commodity and housing prices also played a role.

Inflation remained elevated in the U.S., with a 7.1% rise in the Consumer Price Index (CPI) for the 12-month period ending in November. However, increases have slowed since the second half of the year, as the annualized CPI figure has come down steadily since reaching a 40-year high of 9.1% in June. When assessing consumer health, spending proved resilient and the labor market remained tight, with a 3.7% unemployment rate. With respect to the U.S. economy’s overall performance, investors welcomed news that GDP grew at an annual rate of 3.2% in the third quarter following two consecutive quarters of contraction.

In response to the elevated level of inflation the Federal Reserve (Fed) increased the benchmark rate to a range of 4.25% to 4.50%. Although the magnitude of rate hikes shifted down at the end of the year, the Fed has indicated that, given the current labor market and its 2% inflation target, there is still more work to be done from a monetary policy standpoint. As such, apprehension around a recession remains; however, the Fed’s decision to step down from 0.75% increases and the weakening dollar alleviated some of those concerns heading into the new year.

Although it was a challenging year, these volatile periods are precisely why we emphasize the phrase, “not every quarter, not every year.” Short-term returns are always subject to change, and macroeconomic factors such as inflation, central bank policies and geopolitical conflicts are impossible to predict. Consequently, we remain focused on the long-term fundamentals of businesses, and we strive to identify undervalued, high-quality companies that can weather the complex and changing market dynamics. We believe this steadfast approach will allow us to provide lasting long-term value to our clients.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274- 7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

47

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Performance Review

The Aristotle Value Equity Fund posted a total return of -15.04% at NAV for the year ending December 31, 2022, underperforming the Russell 1000 Value Index, which performed -7.54% over the same period.

The Fund’s underperformance relative to the Russell 1000 Value Index over the period can be attributed to both security selection and allocation effects. Security selection in Information Technology, as well as an overweight in Information Technology and an underweight in Energy detracted the most from relative performance for the year. Conversely, security selection in Industrials and Communication Services, as well as an underweight to Communication Services were the primary contributors to relative performance. (Relative weights are the result of bottom-up security selection.).

2022 Top Contributors to Relative Fund Return
Corteva
Coterra Energy
Phillips 66
Amgen
General Dynamics

2022 Top Detractors from Relative Fund Return
Adobe
ANSYS
Sony
Qualcomm
Microsoft

Adobe, the content creation and publishing software provider, was the largest detractor for the year. Although the company has achieved record revenues with strength in all its businesses, the company’s shares declined due to the macroeconomic environment and Adobe’s announcement of its $20 billion acquisition of Figma, a web-first collaborative interface design platform. What at first glance may seem like a steep price, Figma’s web-based, multi-player platform could accelerate the delivery of Adobe’s Creative Cloud technologies on the web, increasing Adobe’s reach and total addressable market. Management expects the deal to close in 2023 and the transaction to be accretive by the end of the third year of integration. As is the case with any significant acquisition, we will take our time to understand this deal’s rationale and follow management’s ability to take Figma to “new heights.” This has been the case with previous acquisitions, including Marketo and Magento (although each at a much smaller purchase price). In general, we admire management teams that are able to recognize the evolving needs of their clients and are unafraid of “competing with themselves” by developing new offerings. We will continue to study this acquisition and better understand the desire of content creators to collaborate over the web.

Sony, the global provider of videogames and consoles, image sensors, and music, as well as movies, was a major detractor for the year The share price of the company has struggled this year following its strong performance in 2021. Signs of a slowdown in the gaming industry (as people seem inclined to take on outdoor activities as pandemic fears have subsided), combined with sales of its PlayStation 5 that have been held up by a global parts shortage, have led to soft gaming-related software sales. Rather than focusing on short-term demand dislocations, we focus on the company’s ability to continue migrating videogame users toward the firm’s subscription offerings, as well as its capacity to leverage content across its video, music and gaming platforms. We are also impressed with the expansion of Sony’s Music segment, which has been supported by the pervasiveness of streaming services.

48

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Corteva, one of the world’s largest seed and crop protection companies, was the top contributor for the year. Due to its respected brand and the value-added benefits of its patented seeds and crop protection solutions for farmers, Corteva has been able to more than offset input cost inflation with sustainable price increases. In addition, the company’s ongoing mix shift to higher-margin, premium products, a catalyst we previously identified, is aiding both sales and profit growth. Shares were likely also buoyed by the rise in crop prices. Market participants, perhaps eager to chase short-term trends, poured into the sector. At Aristotle Capital, we look past such gyrations and, as long-term investors, do not attempt to predict short-term changes in commodity prices. We remain excited about what we view to be high-quality characteristics and fundamental improvements that permeate Corteva’s business, not the least of which include its pricing power.

Amgen, the pharmaceutical company focused on biotechnology-based therapeutics, was a major contributor for the year. The company continued to improve on a fundamental level as a variety of products, such as bone-strengthening drugs Prolia and EVENITY, contributed to overall growth. Additionally, Amgen continued to increase the market share for cholesterol drug Repatha (a catalyst we had originally identified), as the drug’s usage expanded with high-risk patients who have not yet had a cardiovascular event, and as barriers for prescribers, healthcare systems and patients are removed. Furthermore, we believe the company is poised to gain market share with its biosimilars (akin to generic versions of biologic drugs), also a previously identified catalyst. Biosimilars accounted for over $2 billion in revenue in 2021, and we believe this has the potential to more than double by the end of the decade, accelerated by six additional biosimilars (for a total of 11 products on the market). This includes the upcoming launch in the U.S. of arthritis treatment Amjetiva in January 2023. These developments have caused us to remain enthusiastic about Amgen’s ability to build on its decades of success developing novel treatments using biopharmaceuticals.

49

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2022 Fund Purchases
Atmos Energy	1Q2022
Blackstone	1Q2022
Oshkosh	1Q2022
Xcel Energy	1Q2022
Autodesk	2Q2022
Merck	4Q2022
Sysco	4Q2022

2022 Fund Sales
Chubb	1Q2022
East West Bancorp	1Q2022
Johnson Controls	1Q2022
Walgreens Boots Alliance	1Q2022
Twitter	2Q2022
Sun Communities	4Q2022
Elanco Animal Health	4Q2022
Tyson Foods	4Q2022

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Tyson Foods) and a purchase (Merck) we made in the Fund this year. Those securities were the one of the last sales and purchases for the year.

Sale

We first invested in Tyson Foods during the second quarter of 2019. At the time, we were encouraged by what we had identified as the company’s demonstrated ability to “brand” what had been previously considered pure commodity products. Furthermore, we were attracted to Tyson’s Prepared Food business, consisting of a strong portfolio of brands with attractive margins and the opportunity to gain market share as consumer preferences shifted toward prepared foods. While we believe catalysts remain, we decided to sell, as we were concerned with management changes over the past year, starting with the CEO resigning in 2021 for personal reasons, followed by the resignation of the head of Prepared Foods and exacerbated by the company’s decision to name John R. Tyson, the 32-year-old son of the firm’s chairman, as CFO.

Purchase

Sysco Corporation

Founded in 1969 and headquartered in Texas, Sysco is one of the largest food distribution companies in the world. The company generates more than $68 billion in annual sales and serves approximately 700,000 customers around the world (~90% of sales are generated in North America).

50

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Sysco provides its customers a single partner from which to conveniently source all the ingredients kitchens need to build complete menus. This includes fresh and frozen meats, seafoods, fruits, vegetables, dairy, bakery items and even disposable dishware products. In addition, the company’s more than 6,000 sales consultants work closely with individual chefs, providing product advice and helping construct menus. Sysco’s clients are predominately restaurants (63% of revenue), but also include health care facilities (8%), education and government entities (8%), and travel and leisure establishments (7%), as well as other locations (14%).

High-Quality Business

Some of the quality characteristics we have identified for Sysco include:

•	While U.S. institutional food distribution is cyclical, highly competitive and fragmented, Sysco has been able to gain market share over time (currently #1 with ~16% share, several percentage points ahead of #2 and #3), buying complementary competitors while consistently returning cash to shareholders (as demonstrated by more than 40 consecutive years of dividend increases);
•	Resiliency stemming from its essential food products (people have to eat!), diversified customer base and cost/service advantages provided by its widespread distribution network of more than 330 facilities; and
•	Scale benefits that include purchasing power and the ability to provide value-added services such as technology tools that help customers control inventory and calculate menu profitability.

Attractive Valuation

We estimate the company’s revenue, margins and FREE cash flow to be higher on a normalized basis. As such, shares of Sysco are currently priced at a discount to our assessment of the company’s intrinsic value.

Compelling Catalysts

Catalysts we have identified for Sysco, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, include:

•	Enhanced profitability and efficiency gains resulting from the organizational transformation initiated by CEO Kevin Hourican (in place since 2020);
•	Further industry consolidation (with Sysco playing an active role as an acquirer), as well as increased market share from the shift to “away from home” food consumption; and
•	Benefits from digitalization, revenue management and national account centralization.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

51

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Outlook

2022 proved a tumultuous year for most investors, with no shortage of macroeconomic and geopolitical events gripping the world’s attention and stirring volatility in markets. Global inflation reached multi-decade highs, central banks made drastic shifts in monetary policy, governments navigated instability and changes in leadership, and rising tensions between Eastern and Western nations came to a head with a ground war in Europe. This year serves as a staunch reminder that there is “always something” to consider in financial markets and economics. However, for us at Aristotle Capital, it is important to assess whether events are truly analyzable. In our opinion, macroeconomic factors and the market’s corresponding reactions are impossible to predict consistently. We will therefore, as we always have, stay focused on what we do best—the continuous study and better understanding of individual businesses. We remain convinced this “bottom-up” approach will allow us to best serve our clients, as fundamentals, not headline news, reflect long-term value.

Howard Gleicher, CFA	Gregory Padilla, CFA
CEO & Chief Investment Officer	Principal, Portfolio Manager
Aristotle Capital Management, LLC

52

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Aristotle Value Equity Fund, Class I (ARSQX)

Performance Update	December 31, 2022

Total Return	4Q22	1 Year	3 Years	5 Years	Annualized Since Inception (8/31/16)	Gross/Net Expense Ratio
ARSQX	10.50%	-15.04%	6.67%	7.73%	10.27%	0.71%/0.69%
Russell 1000 Value Index	12.42%	-7.54%	5.96%	6.67%	8.44%	N/A
S&P 500 Index	7.56%	-18.11%	7.66%	9.42%	11.43%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the-most recent month end, please call (844) 274- 7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2023, to the extent that the total annual operating expenses do not exceed 0.69% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three fiscal years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

53

ARISTOTLE VALUE EQUITY FUND	2022 Annual Commentary

Definitions:

•	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).
•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. It is market cap weighted and includes 500 leading companies, capturing approximately 80% coverage of available market capitalization.
•	The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
•	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment grade bonds, including corporate, government and mortgage-backed securities.
•	FREE cash flow is generally calculated as cash flow from operations less capital expenditures.
•	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2022, the 10 largest holdings in the Fund and their weights as a percent of total net assets exclusive of cash were: Microsoft, 3.96%; Corteva, 3.84%; Danaher, 3.11%; Ameriprise Financial, 2.95%; Parker Hannifin, 2.94%; Merck, 2.88%; Amgen, 2.88%; Microchip Technology, 2.81%; Lennar, 2.80%; Adobe, 2.74%.

ACM-2301-234

54

Aristotle Value Equity Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 1000 Value Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Aristotle Value Equity Fund – Class I	-15.04%	7.73%	10.27%	08/31/16
Russell 1000 Value Index	-7.54%	6.67%	8.44%	08/31/16
S&P 500 Index	-18.11%	9.42%	11.43%	08/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 0.71% and 0.69%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.69% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

55

Aristotle Value Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 96.9%
	CONSUMER DISCRETIONARY — 4.6%
916,500	Cie Generale des Etablissements Michelin SCA - ADR[1]	$12,730,185
204,500	Lennar Corp. - Class A	18,507,250
78	Lennar Corp. - Class B	5,832
		31,243,267

	CONSUMER STAPLES — 8.9%
276,500	Coca-Cola Co.	17,588,165
57,700	Constellation Brands, Inc. - Class A	13,371,975
107,000	Procter & Gamble Co.	16,216,920
180,400	Sysco Corp.	13,791,580
		60,968,640

	ENERGY — 4.3%
659,600	Coterra Energy, Inc.	16,206,372
127,000	Phillips 66	13,218,160
		29,424,532

	FINANCIALS — 16.6%
62,800	Ameriprise Financial, Inc.	19,554,036
171,900	Blackstone, Inc.	12,753,261
165,100	Capital One Financial Corp.	15,347,696
143,500	Cincinnati Financial Corp.	14,692,965
152,500	Commerce Bancshares, Inc.	10,380,675
108,400	Cullen/Frost Bankers, Inc.	14,493,080
1,550,600	Mitsubishi UFJ Financial Group, Inc. - ADR[1]	10,342,502
100,900	PNC Financial Services Group, Inc.	15,936,146
		113,500,361

	HEALTH CARE — 12.3%
201,800	Alcon, Inc.[1]	13,833,390
72,500	Amgen, Inc.	19,041,400
77,500	Danaher Corp.	20,570,050
149,200	Medtronic PLC[1]	11,595,824
172,100	Merck & Co., Inc.	19,094,495
		84,135,159

	INDUSTRIALS — 11.8%
62,100	General Dynamics Corp.	15,407,631
82,100	Honeywell International, Inc.	17,594,030
115,900	Oshkosh Corp.	10,221,221
66,900	Parker-Hannifin Corp.	19,467,900

56

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
159,000	Xylem, Inc.	$17,580,630
		80,271,412

	MATERIALS — 10.5%
433,100	Corteva, Inc.	25,457,618
87,100	Ecolab, Inc.	12,678,276
51,400	Martin Marietta Materials, Inc.	17,371,658
166,000	RPM International, Inc.	16,176,700
		71,684,252

	REAL ESTATE — 3.7%
110,600	Crown Castle, Inc. - REIT	15,001,784
154,300	Equity LifeStyle Properties, Inc. - REIT	9,967,780
		24,969,564

	TECHNOLOGY — 19.2%
54,000	Adobe, Inc.*	18,172,620
69,600	ANSYS, Inc.*	16,814,664
82,400	Autodesk, Inc.*	15,398,088
265,000	Microchip Technology, Inc.	18,616,250
109,300	Microsoft Corp.	26,212,326
70,900	PayPal Holdings, Inc.*	5,049,498
144,000	QUALCOMM, Inc.	15,831,360
202,100	Sony Group Corp. - ADR[1]	15,416,188
		131,510,994

	UTILITIES — 5.0%
152,200	Atmos Energy Corp.	17,057,054
248,000	Xcel Energy, Inc.	17,387,280
		34,444,334
	TOTAL COMMON STOCKS
	(Cost $619,372,539)	662,152,515

57

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 3.2%
21,682,342	Goldman Sachs Financial Square Government Fund - Institutional, 4.07%[2]	$21,682,342
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $21,682,342)	21,682,342

	TOTAL INVESTMENTS — 100.1%
	(Cost $641,054,881)	683,834,857
	Liabilities in Excess of Other Assets — (0.1)%	(512,586)
	TOTAL NET ASSETS — 100.0%	$683,322,271

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

58

Aristotle Value Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	19.2%
Financials	16.6%
Health Care	12.3%
Industrials	11.8%
Materials	10.5%
Consumer Staples	8.9%
Utilities	5.0%
Consumer Discretionary	4.6%
Energy	4.3%
Real Estate	3.7%
Total Common Stocks	96.9%
Short-Term Investments	3.2%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

59

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Dear Fellow Shareholders,

Markets Review

Small caps ended the year on a positive note, with the Russell 2000 Index rising 6.23% during the final quarter of the year. Despite some relief in the fourth quarter, 2022 will mainly be remembered as a year when markets priced in the unpleasant consequences of higher inflation and interest rates, which many expect to hit the global economy in 2023. To that end, inflation remained elevated in the U.S., with the Consumer Price Index (CPI) rising 7.1% for the 12-month period ending in November, continuing to slow from the 40-year highs of 9.1% set in June. While some economic indicators are suggesting that an economic slowdown lies ahead, third quarter U.S. Gross Domestic Product (GDP) was revised higher during the period, increasing 3.2%, and rebounding from two consecutive quarters of contraction. In response to the economic and inflationary backdrop, the Federal Reserve (Fed) raised its policy rate by 50 basis points at its December meeting, providing somewhat of a reprieve relative to the prior four 75 basis points increases. Still, this represented the fastest increase in rates since 1970 and a total increase of 4.25% in 2022. Against this backdrop, small caps declined 20.44% for the full calendar year, ending a three-year run of positive returns for the broad Russell 2000 Index.

Stylistically, the Russell 2000 Value Index was a relative outperformer throughout 2022, with a full year return of -14.48% versus the -26.36% return of the Russell 2000 Growth Index. This marks the second consecutive calendar year where value has led the small cap market and the first time that value has outperformed growth in two consecutive years since 2005-2006. Likewise, cash flow generation and profitability remained in favor throughout the year after taking a multi-year back seat to anticipated revenue growth in the hierarchy of small cap investor preferences. This is highlighted by the performance differential between money-losing and profitable companies in recent periods. For the full year, unprofitable* companies within the Russell 2000 Index returned -37.18%, while those with positive earnings declined “only” -15.66% on average.

At the sector level, ten of the eleven economic sectors within the Russell 2000 Index generated negative returns during the year. Energy was by far the best performing sector within the index and the only sector to generate a positive return. Defensives Utilities and Consumer Staples were the next best performing sectors, finishing the year with modest declines. Communication Services, Information Technology and Consumer Discretionary were the worst performing sectors for the year, all producing declines in excess of -30%.

*Based on earnings expectations over the next twelve months. Source: FactSet

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274- 7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

60

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Performance Review

For the calendar year, the Aristotle Small Cap Equity Fund generated a total return of -10.26% at NAV, outperforming the -20.44% total return of the Russell 2000 Index.

Relative to the Russell 2000 Index, both security selection and sector allocation contributed positively to relative performance. Security selection within Information Technology, Health Care and Industrials added the most value on a relative basis, while selection within Financials, Consumer Discretionary and Real Estate detracted. From an allocation perspective, the Fund benefited from an underweight in Consumer Discretionary and an overweight in Industrials; however, this was partially offset by an underweight in Energy and an overweight in Information Technology.

2022 Top Contributors to Fund Return
Ardmore Shipping
Acadia Healthcare
Huron Consulting Group
NexTier Oilfield Solutions
Cross Country Healthcare

2022 Top Detractors from Fund Return
Customers Bancorp
iStar
Providence Service
ASGN

Ardmore Shipping, a product and chemical transportation company focused on modern mid-sized “eco-friendly” vessels, appreciated throughout the year driven by supportive industry supply-demand fundamentals, higher spot rates and longer voyages. We maintain a position, as we believe the company continues to operate from a position of strength, driven by recent shareholder friendly capital allocation decisions, strong operating performance and a favorable industry supply-demand backdrop.

Acadia Healthcare, a provider of behavioral health and addiction services to patients in a variety of inpatient and outpatient settings, benefited from continued strong growth tailwinds from the increasing demand for behavioral services. We maintain a position, as we believe the company is well-positioned to capitalize on the favorable supply/demand outlook for behavioral health, positive reimbursement trends and continued execution of its growth strategy.

Customers Bancorp, a Pennsylvania-based regional bank, saw its shares pull back during the year after being the top contributor to the Fund’s return in the prior calendar year. It appears the share price weakness is in part due to subdued sentiment associated with the company’s digital asset exposure along with broader macroeconomic uncertainties. We maintain our investment, as we believe management's continued advancement on the technology front can drive further balance sheet growth and improve efficiencies, which should allow for additional shareholder value creation going forward.

61

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

iStar, an internally-managed real estate investment trust specializing in ground leases, underperformed during the year in the face of broad macroeconomic and industry-wide concerns, and a decline in value of its investment in Safehold Inc. (SAFE). We maintain a position, as we believe the recent sale of the company’s net-lease asset portfolio will allow management to focus on continued investments in its SAFE ground lease business and also paves the way for the anticipated business combination between the two entities, which will create the only self-managed, pure-play ground lease company in the public markets.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2022 Fund Purchases/Acquisitions
AZEK	1Q2022
JBG SMITH Properties	1Q2022
Aspen Technology	2Q2022
Summit Materials	2Q2022
Wolverine Worldwide	2Q2022
Adeia	4Q2022
Enhabit	4Q2022
Safehold	4Q2022

2022 Fund Sales/Liquidations
Evercore	1Q2022
Kraton	1Q2022
Omega HealthCare Investors	1Q2022
Bottomline Technologies	2Q2022
Huntington Bancshares	3Q2022
Cal-Maine Foods	4Q2022
Xperi Holding	4Q2022

Purchases

AZEK, a leading manufacturer of residential building products, primarily focused on wood-alternative decking, railing and trim, was added to the Fund. We believe the strong secular demand backdrop for alternative, sustainably sourced building products along with company-specific margin improvements should benefit shareholders in periods to come.

JBG SMITH Properties, a Washington DC-based owner, operator and developer of residential, office, retail and mixed-use real estate properties, was added to the Fund. We initiated a position, as we believe the firm’s healthy multi-year development pipeline anchored by Amazon’s new headquarters (Amazon HQ2) should benefit from improved economic activity in the area as businesses increasingly return to the office.

62

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Aspen Technology, a process optimization software company and existing Fund holding, was acquired by Emerson Electric Co. during the quarter. As a result, Emerson contributed cash and two of its software businesses for a majority stake in the newly formed entity. The new company will retain and trade under the previous ticker AZPN.

Summit Materials, a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt, was added to the Fund. We initiated a position, as we believe company-specific self-help initiatives combined with a favorable demand backdrop, particularly with infrastructure spending on the horizon, can unlock shareholder value over the next several years.

Wolverine Worldwide, a designer, manufacturer and marketer of footwear and apparel across a diverse portfolio of brands, including Merrell, Saucony, Sperry and Sweaty Betty, was added to the Fund. We initiated a position, as we believe shares offer a favorable risk/return profile given potential growth opportunities from its three largest brands both domestically and internationally. Furthermore, we believe internal strategic initiatives, product cost initiatives and supply chain improvements should benefit shareholders in the periods to come.

Adeia, is an intellectual property (IP) licensing business, focused on the media and semiconductor end markets. We inherited shares of Adeia via a spinoff from existing holding Xperi Holdings during the quarter. We maintain our investment in the company, as we assess the risk-reward profile of the standalone business.

Enhabit, a provider of home health and hospice services, was added to the Fund following its recent spinoff from Encompass Health. We initiated a position, as we believe the company should benefit from favorable demographic tailwinds, an advantageous geographic exposure and an accelerated migration of care to the home-setting, which should increase demand for the company’s services.

Safehold, is a real estate investment trust (REIT) focused on acquiring, owning, managing and capitalizing ground leases. We inherited shares of Safehold via a special dividend from existing holding iStar, which holds a meaningful stake in Safehold. We maintain our shares ahead of the anticipated business combination between the two entities, which will create the only self-managed, pure-play ground lease company in the public markets.

Sales

Evercore, a boutique investment bank that provides advisory and wealth management services, was removed from the Fund due to our belief that shares were fully valued, and we were nearing a cyclical peak in demand for the company’s services.

Kraton, a chemical company that manufactures and sells specialty polymers to various end markets, was removed from the Fund by virtue of its acquisition by DL Chemical.

Omega Healthcare Investors, a healthcare-focused real estate investment trust, was removed from the Fund due to a deterioration of the financial condition of its tenant base. After seeing an improvement in the prior couple of quarters, management highlighted the potential for a worsening outlook for delinquencies with subdued occupancy due to COVID-related concerns and labor shortages. We believe higher labor costs due to the ongoing nursing and general labor shortage are also negatively impacting their customers and have decided to step away from our investment.

63

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Bottomline Technologies, a FinTech company offering digital banking, legal spend management and online bill pay solutions for corporations, was removed from the Fund after being acquired by private equity sponsor Thoma Bravo.

Huntington Bancshares, an Ohio-based bank holding company, was removed from the Fund based on our belief that shares were fully valued and there were better opportunities to deploy capital elsewhere within the Fund.

Cal-Maine Foods, the largest producer and distributor of fresh shell eggs in the U.S., was removed from the Fund based on our belief that shares were fully valued amid a favorable pricing environment, in part, driven by the supply related impact of the ongoing Avian Flu outbreak. While we continue to believe that Cal-Maine is a high-quality company, we are cognizant of the risk that egg prices may eventually return to a normalized level and prefer to step aside while we monitor the company’s progress from the sidelines.

Xperi Holding, a developer of technology for entertainment and consumer electronics products, was removed from the Fund following its recent business reorganization, which resulted in the separation of the company’s product business, Xperi, and the company’s IP licensing business, Adeia.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

64

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Outlook

2022 was a year to forget for investors, as markets grappled with a myriad of challenges that resulted in the worst calendar year decline for the Russell 2000 Index since 2008. Whether or not the market can rebound and produce a positive total return in 2023 will likely depend on many of the same factors that have influenced corporate profits and investor sentiment in 2022, including the timing and magnitude of future rate moves in response to inflation expectations, the seemingly never-ending geopolitical uncertainty around the world, changes to business and consumer spending patterns and commodity price movements, among others. The risks associated with these and other currently unknown issues may continue to impact global economic activity and thus equity market returns. However, the reality is that we do not know if, when or where these risks might be realized, so it is difficult to manage portfolios for specific threats that may or may not occur. Therefore, we remain focused on understanding the risk associated with each investment position within the context of our fundamentally-oriented approach and managing that risk through a disciplined approach to portfolio construction and management. As we have previously stated, we believe the current market environment reinforces the need for selectivity and further argues for a focus on companies with quality characteristics, particularly strong balance sheets and healthy profitability to offer a buffer in the face of adverse economic conditions.

On the plus side, given the recent declines and well-documented economic and corporate challenges on investors’ minds, we believe at least some of this risk may be priced into markets already, particularly within the small cap segment. At 12x, the Russell 2000 Index’s forward price-to-earnings (P/E) is trading at its lowest levels in over 30 years, in-line with lows during the Great Financial Crisis and below the COVID-19 recession and 2001 recession lows. The relative P/E of the Russell 2000 Index versus the Russell 1000 Index also remains near historic lows and sits at its cheapest levels since the Dot-com bubble. For long-term investors, these valuations may imply a more favorable setup for small caps relative to large caps in the periods to come. Additionally, the 2020s may mark the beginning of deglobalization, where re-shoring of U.S. manufacturing accelerates following the pandemic and accompanying supply chain disruptions, trade tensions and geopolitical conflict. U.S. reshoring efforts, along with the accompanying need for regional banking, warehousing, etc., could result in a tailwind for small caps, whose sales are more highly correlated with U.S. capital expenditures (CapEx) cycles than large caps. Lastly, using history as a guide, we observe that calendar year declines of this magnitude, typically portend positive returns in the following year, with the Russell 2000 only having experienced two negative years in a row once since its inception. High and falling inflationary environments have also been favorable market environments for small caps historically, a scenario we may find ourselves in this year.

As always, our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. Recent purchases and sales have been spread across industries and are idiosyncratic in nature, as opposed to being tied to an outlook for a particular sector. Overweights in Industrials and Information Technology are mostly a function of recent Fund activity and the relative performance of our holdings in these sectors over the past few periods. Conversely, we continue to be underweight in Consumer Discretionary, as we have been unable to identify what we consider to be compelling long-term opportunities that fit our discipline given the rising risk profiles as a result of structural headwinds for various brick and mortar businesses. We also continue to be underweight in Real Estate as a result of valuations and structural challenges for various end markets within the sector. Given our focus on long-term business fundamentals, patient investment approach and low portfolio turnover, the Fund’s sector positioning generally does not change significantly from quarter to quarter. However, we may take advantage of periods of volatility by adding selectively to certain companies when appropriate.

65

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Dave Adams, CFA	Jack McPherson, CFA
CEO, Portfolio Manager	President, Portfolio Manager
Aristotle Capital Boston, LLC	Aristotle Capital Boston, LLC

66

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Aristotle Small Cap Equity Fund, Class I (ARSBX)

Performance Update	December 31, 2022

Total Return	4Q22	1 Year	3 Years	5 Years	7 Years	Annualized Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX	12.10%	-10.26%	5.25%	4.63%	8.31%	7.58%	1.00%/0.90%
Russell 2000 Index	6.23%	-20.44%	3.10%	4.13%	7.90%	7.41%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Returns over one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain current performance information to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2023, to the extent that the total annual operating expenses do not exceed 0.90% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three fiscal years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, market risk, equity risk, small-cap company risk, sector focus risk, COVID-19 related market events risk, real estate investment trusts (REITs) risk, value-oriented investment strategies risk, foreign investment risk, management and strategy risk, exchange-traded funds (ETFs) risk and cybersecurity risk. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

67

ARISTOTLE SMALL CAP EQUITY FUND	2022 Annual Commentary

Definitions:

•	The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
•	Russell 2000 Value® Index measures the performance of the small cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).
•	The Russell 2000® Growth Index measures the performance of the small cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
•	Forward price-to-earnings (P/E) is a version of the price-to-earnings (P/E) ratio that uses forecasted earnings for the P/E calculation.
•	Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
•	Gross Domestic Product (GDP) is the total market value of goods and services provided in a country over a one year period.
•	Capital expenditures (CapEx) are funds used by a company to acquire, upgrade and maintain physical assets such property, plants, buildings, technology or equipment.

The volatility (beta) of the Fund may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2022, the ten largest holdings in the Fund and their weights as a percent of total net assets exclusive of cash were: Acadia Healthcare, 2.70%; Huron Consulting Group, 2.19%; Merit Medical Systems, 2.05%; Dycom Industries, 1.98%; Ardmore Shipping, 1.98%; MACOM Technology Solutions, 1.75%; National Bank Holdings, 1.74%; AerCap Holdings, 1.67%; Albany International, 1.62%; and KBR, 1.61%.

ACB-2301-64

68

Aristotle Small Cap Equity Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Aristotle Small Cap Equity Fund – Class I	-10.26%	4.63%	7.58%	10/30/15
Russell 2000 Index	-20.44%	4.13%	7.41%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 1.00% and 0.90%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

69

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 95.7%
	COMMUNICATIONS — 1.5%
29,396	ATN International, Inc.	$1,331,933
23,530	World Wrestling Entertainment, Inc. - Class A	1,612,275
		2,944,208

	CONSUMER DISCRETIONARY — 4.3%
115,213	1-800-Flowers.com, Inc. - Class A*	1,101,436
32,801	Carter's, Inc.	2,447,283
104,833	Designer Brands, Inc.	1,025,267
31,918	KB Home	1,016,588
42,145	Monro, Inc.	1,904,954
55,158	Wolverine World Wide, Inc.	602,877
		8,098,405

	CONSUMER STAPLES — 3.6%
23,235	Chefs' Warehouse, Inc.*	773,261
59,396	Herbalife Nutrition Ltd.*,1	883,812
8,314	J & J Snack Foods Corp.	1,244,689
44,879	Nu Skin Enterprises, Inc. - Class A	1,892,099
42,767	TreeHouse Foods, Inc.*	2,111,834
		6,905,695

	ENERGY — 2.6%
251,827	NexTier Oilfield Solutions, Inc.*	2,326,881
112,870	Oceaneering International, Inc.*	1,974,096
246,082	Ring Energy, Inc.*	605,362
		4,906,339

	FINANCIALS — 13.0%
40,870	BankUnited, Inc.	1,388,354
19,772	Banner Corp.	1,249,590
24,190	Berkshire Hills Bancorp, Inc.	723,281
78,072	BRP Group, Inc. - Class A*	1,962,730
100,512	Byline Bancorp, Inc.	2,308,761
49,675	Customers Bancorp, Inc.*	1,407,790
30,063	eHealth, Inc.*	145,505
60,330	Flushing Financial Corp.	1,169,195
76,746	National Bank Holdings Corp. - Class A	3,228,704
50,558	Pacific Premier Bancorp, Inc.	1,595,610
44,077	PacWest Bancorp	1,011,567
12,698	Signature Bank	1,463,064
29,706	Texas Capital Bancshares, Inc.*	1,791,569
50,133	United Community Banks, Inc.	1,694,495

70

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
66,582	Veritex Holdings, Inc.	$1,869,623
28,668	Voya Financial, Inc.	1,762,795
		24,772,633

	HEALTH CARE — 16.7%
60,903	Acadia Healthcare Co., Inc.*	5,013,535
55,920	Avid Bioservices, Inc.*	770,018
8,610	Charles River Laboratories International, Inc.*	1,876,119
5,582	Chemed Corp.	2,849,220
118,893	Coherus Biosciences, Inc.*	941,633
92,356	Cross Country Healthcare, Inc.*	2,453,899
21,580	Enhabit, Inc.*	283,993
17,319	Haemonetics Corp.*	1,362,139
32,675	HealthEquity, Inc.*	2,014,087
53,866	Merit Medical Systems, Inc.*	3,804,017
28,275	ModivCare, Inc.*	2,537,116
43,379	Pediatrix Medical Group, Inc.*	644,612
65,939	PetIQ, Inc. - Class A*	607,958
42,059	Prestige Consumer Healthcare, Inc.*	2,632,893
21,033	QuidelOrtho Corp.*	1,801,897
63,701	Supernus Pharmaceuticals, Inc.*	2,272,215
		31,865,351

	INDUSTRIALS — 33.8%
33,586	Advanced Energy Industries, Inc.	2,881,007
53,276	AerCap Holdings NV*,1	3,107,056
30,501	Albany International Corp. - Class A	3,007,094
47,236	Altra Industrial Motion Corp.	2,822,351
254,724	Ardmore Shipping Corp.*,1	3,670,573
34,470	ASGN, Inc.*	2,808,616
63,130	AZEK Co., Inc.*	1,282,802
20,765	AZZ, Inc.	834,753
58,334	Barnes Group, Inc.	2,382,944
35,616	Belden, Inc.	2,560,790
38,299	Capital Product Partners LP1	522,781
24,257	Casella Waste Systems, Inc. - Class A*	1,923,823
46,304	Columbus McKinnon Corp.	1,503,491
39,277	Dycom Industries, Inc.*	3,676,327
6,678	FTI Consulting, Inc.*	1,060,466
131,233	Harsco Corp.*	825,456
55,977	Huron Consulting Group, Inc.*	4,063,930
29,561	International Seaways, Inc.[1]	1,094,348

71

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
48,529	Itron, Inc.*	$2,457,994
56,581	KBR, Inc.	2,987,477
55,167	Liquidity Services, Inc.*	775,648
57,612	Matthews International Corp. - Class A	1,753,709
42,211	Mercury Systems, Inc.*	1,888,520
15,319	Novanta, Inc.*,1	2,081,393
72,377	SP Plus Corp.*	2,512,929
37,266	Titan Machinery, Inc.*	1,480,578
259,694	U.S. Xpress Enterprises, Inc. - Class A*	470,046
54,421	Viad Corp.*	1,327,328
67,398	Wabash National Corp.	1,523,195
24,190	Westinghouse Air Brake Technologies Corp.	2,414,404
59,347	WillScot Mobile Mini Holdings Corp.*	2,680,704
		64,382,533

	MATERIALS — 2.5%
105,397	Alamos Gold, Inc. - Class A1	1,065,563
43,406	Silgan Holdings, Inc.	2,250,167
51,582	Summit Materials, Inc. - Class A*	1,464,420
		4,780,150

	REAL ESTATE — 3.7%
104,522	Armada Hoffler Properties, Inc. - REIT	1,202,003
50,870	Community Healthcare Trust, Inc. - REIT	1,821,146
105,012	iStar, Inc. - REIT	801,241
25,112	JBG SMITH Properties - REIT	476,626
8,038	Safehold, Inc. - REIT	230,048
76,222	STAG Industrial, Inc. - REIT	2,462,733
		6,993,797

	TECHNOLOGY — 11.2%
84,128	ACI Worldwide, Inc.*	1,934,944
47,813	Adeia, Inc.	453,267
6,727	Aspen Technology, Inc.*	1,381,726
56,206	Benchmark Electronics, Inc.	1,500,138
82,770	Box, Inc. - Class A*	2,576,630
150,578	CalAmp Corp.*	674,590
22,633	Euronet Worldwide, Inc.*	2,136,103
164,980	Infinera Corp.*	1,111,965
20,655	Insight Enterprises, Inc.*	2,071,077
130,512	Knowles Corp.*	2,143,007
51,507	MACOM Technology Solutions Holdings, Inc.*	3,243,911

72

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
3,718	Rogers Corp.*	$443,706
97,997	Sonos, Inc.*	1,656,149
		21,327,213

	UTILITIES — 2.8%
42,654	ALLETE, Inc.	2,751,610
51,278	Unitil Corp.	2,633,638
		5,385,248
	TOTAL COMMON STOCKS
	(Cost $165,421,417)	182,361,572
	EXCHANGE-TRADED FUNDS — 1.6%
9,066	iShares Russell 2000 ETF	1,580,748
11,267	iShares Russell 2000 Value ETF	1,562,395
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,968,032)	3,143,143
	SHORT-TERM INVESTMENTS — 2.6%
4,947,896	Goldman Sachs Financial Square Government Fund - Institutional, 4.07%[2]	4,947,896
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,947,896)	4,947,896

	TOTAL INVESTMENTS — 99.9%
	(Cost $173,337,345)	190,452,611
	Other Assets in Excess of Liabilities — 0.1%	173,744
	TOTAL NET ASSETS — 100.0%	$190,626,355

LP – Limited Partnership

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

73

Aristotle Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	33.8%
Health Care	16.7%
Financials	13.0%
Technology	11.2%
Consumer Discretionary	4.3%
Real Estate	3.7%
Consumer Staples	3.6%
Utilities	2.8%
Energy	2.6%
Materials	2.5%
Communications	1.5%
Total Common Stocks	95.7%
Exchange-Traded Funds	1.6%
Short-Term Investments	2.6%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

74

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Dear Fellow Shareholders,

Markets Review

U.S. equity market performance was positive in the final quarter of the year, as the S&P 500 Index rose 7.56% during the period. Concurrently, the Bloomberg U.S. Aggregate Bond Index increased 1.87% for the quarter. In terms of style, the Russell 1000 Value Index outperformed its growth counterpart by 10.22% during the quarter.

On a sector basis, nine out of eleven sectors within the S&P 500 Index finished higher for the quarter, with Energy, Industrials and Materials posting the largest gains. Meanwhile, Consumer Discretionary and Communication Services were the only sectors to post negative returns, while Real Estate rose the least.

Inflation has remained elevated in the U.S., with a 7.1% rise in the Consumer Price Index (CPI) for the 12-month period ending in November. However, increases have slowed since the second half of the year, as the annualized CPI figure has come down steadily since reaching a 40-year high of 9.1% in June. This moderation in price increases was partly driven by falling energy costs, as average U.S. gasoline prices approached $3 a gallon—lows not seen since before Russia invaded Ukraine. When assessing consumer health, spending proved resilient and the labor market remained tight, with a 3.7% unemployment rate and a 5.1% year-over-year increase in average hourly earnings in November. With respect to the U.S. economy’s overall performance, investors welcomed news that Gross Domestic Product (GDP) grew at an annual rate of 3.2% in the third quarter following two consecutive quarters of contraction.

As inflation trended lower, the Federal Reserve (Fed) slowed the pace of rate increases to 0.5% in December after raising rates by 0.75% for the fourth consecutive time in November, moving the benchmark rate to a range of 4.25% to 4.50%. Although the magnitude of rate hikes has shifted down, the Fed has indicated that, given the current labor market and its 2% inflation target, there is still more work to be done from a monetary policy standpoint. As such, apprehension around a recession remains; however, the Fed’s decision to step down from 0.75% increases and the weakening dollar alleviated some of those concerns heading into the new year.

On the corporate earnings front, signals remained mixed, as 70% of S&P 500 companies exceeded earnings per share (EPS) estimates, while 61% of S&P 500 companies provided negative EPS guidance for the third quarter. In addition, management teams have continued to navigate the inflationary environment, with roughly 400 companies mentioning inflation on earnings calls.

Lastly, in U.S. politics, the Republican Party won a majority in the House of Representatives, while the Democratic Party retained control of the Senate after the 2022 midterm elections. The results end one-party control of Congress for the remainder of the Biden administration’s first term.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274- 7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

75

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Performance Review

The Aristotle Core Equity Fund posted a total return of -22.15% at NAV for the 1-year period ending December 31, 2022, underperforming the S&P 500 Index, which posted -18.11% over the same period.

Overall, security selection accounted for the majority of the Fund’s underperformance relative to the S&P 500 Index for the year, while allocation effects also detracted from relative performance. Security selection in Health Care and Consumer Staples detracted the most from relative performance. Conversely, security selection in Consumer Discretionary and Communication Services contributed to relative performance. Sector allocation also had a negative impact on relative performance. An underweight in Energy and an overweight in Consumer Discretionary detracted from relative performance, while an overweight in Industrials and an underweight in Communication Services added value.

2022 Top Contributors to Fund Relative Return
Cigna
Phillips 66
Chubb
Ameriprise Financial
O’Reilly Automotive

2022 Top Detractors from Fund Relative Return
Catalent
Guardant Health
Adaptive Biotechnologies
Alphabet
Bio-Techne

Cigna outperformed the S&P 500 Index, more specifically in the second and third quarter of the year, as the company reported what we view as solid second quarter results driven by a better-than-expected medical loss ratio. We believe Cigna benefited from investors seeking relative “safety” in the managed care sector. The company also continues to be aggressive with share repurchases and we believe the defensive nature of Cigna’s business continues to be attractive during the ongoing macroeconomic uncertainty.

Phillips 66 contributed to relative performance in the Fund during the year, as the company benefited from a strengthening refining environment due to improved diesel and gasoline crack spreads and an improving midstream business from increasing export demands. The overall demand environment for diesel is expected to remain strong due to robust aviation needs and general consumer demand continues to be strong. The company’s Chemicals business segment also continues to hold up better than expected with margins normalizing at levels higher than previously forecasted. Management sees the strong refining tailwinds as supporting higher levels of free cash flow allowing for repayment of debt incurred during COVID shutdowns and a return to buybacks by the end of the first half of 2022.

76

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Catalent shares were weak in the second half of the year following an earnings miss and a reduction in guidance. The lowering of guidance is attributable to two items: slower consumer spending on the pharmaceutical and consumer health segment due to low consumer confidence, inflation and a deteriorating macroeconomic environment; and cash conservatism amongst customers in both retail (wanting to reduce inventory to protect working capital) and pharma/biotech, reprioritizing pipelines and slowing certain pipeline programs. Excluding COVID-19-related business, revenue grew in excess of 20% on an organic basis. As a result, their base businesses remain strong.

Shares of Adaptive Biotechnologies were weak earlier in the year, despite the company reporting better-than-expected results and guiding in line with estimates in mid-February. High-valuation growth companies like Adaptive Biotechnologies continued to be pressured as investors weighed the risk of inflation and rising Treasury yields. On a positive note, clonoSEQ volumes continue to be strong and 2023 is shaping up to be a catalyst-rich year as the company is progressing to expand their testing modality into more areas.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2022 Fund Purchases
Spirit AeroSystems Holdings	1Q2022
Accenture	2Q2022
ServiceNow	2Q2022
Halliburton	3Q2022
Antero Resources	4Q2022

2022 Fund Sales
PayPal Holdings	1Q2022
Fidelity National Information Services	2Q2022
Adobe	2Q2022
Ball	3Q2022
Comcast	3Q2022

Purchases

Spirit AeroSystems Holdings is a supplier of aerostructures to several aerospace and defense (A&D) companies, including Boeing, which is its largest customer. The company supplies fuselages, propulsion systems and wings for A&D companies. We expect Spirit to benefit from a recovery in aircraft production which was significantly curtailed over the past few years because of Boeing’s delayed recertification of the 737 MAX, following two major airline crashes. The airline and aerospace industries were also negatively impacted by the coronavirus pandemic, as both travel demand was curtailed and various governments restricted travel by their citizens. Spirit is focused on improving its margins. The company’s mix of aircraft production should organically increase as a result of more 737 MAX production in the mix. The 737 MAX is Spirit’s most profitable product. Meanwhile, a reduction in 787 MAX production also helps the company’s margin, since Spirit loses money on this program. The company is also automating its manufacturing processes in its factories which should help margins. We expect an improvement in the balance sheet, as profitability improves, and deliveries of aircraft reduce the amount of inventory on the balance sheet. The company produced positive free cash flow in its most recent reported quarter. Consensus earnings estimates are $2.78 and $5.35 for fiscal years 2023 and 2024, respectively. Earnings revisions for 2023 and 2024 appear to have bottomed and begun increasing modestly.

77

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Accenture provides management and technology consulting services and solutions. The company delivers a range of specialized capabilities and solutions to clients across all industries and around the world. Accenture offers a portfolio of management consulting, strategy, digital, technology, interactive and business operations services to some of the leading companies and government organizations. We see digital transformation strategies remain a key initiative for global enterprises and believe Accenture is well-positioned. The company’s IT service and solutions business has an attractive mix to capitalize on digital transformation strategies. We have a positive view on Accenture’s historical success in Mergers & Acquisitions (M&A), which supports the company’s growth through talent acquisition as well as niche technology bolt-ons.

ServiceNow provides digital workflows on a single enterprise cloud platform called the Now Platform. The company offers products on the Now Platform and standard applications specially designed for automating IT, Employee and Customer workflows. ServiceNow delivers software via the Internet through a simple and easy-to-use interface that can deploy the package offerings and allow customers to build their applications. Customers can choose to host software by themselves or through third-party service providers. The company offers professional services, both directly and through partners, to help customers deploy and utilize the products and platform. We consider ServiceNow a leading beneficiary of the digital transformation initiatives taking place in enterprises around the world. We believe it is the best-of-breed technology company with attractive topline growth metrics supported by a growing Total Addressable Market (TAM) along with positive FREE cash flow which is recycled into accelerating growth initiatives both organically and through selective M&A.

Halliburton provides energy, engineering and construction services and is a manufacturer of products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas. Halliburton operates two business segments: Completion & Production and Drilling & Evaluation. Our conviction in longer-term operating leverage is supported by the focus on improving cost structures. Upstream oil and gas spending over the longer term can benefit Exploration & Production (E&P) firms from sustained high oil and gas prices and a renewed urgency in global energy security. We believe the rightsizing of the company’s cost structure and forward focus on margins at the same time as E&Ps respond to new investment signals will drive both topline and bottom-line growth.

Antero Resources is engaged in the development, production, exploration and acquisition of natural gas, natural gas liquids (NGLs) and oil properties located in the Appalachian Basin. Operating entirely within the U.S., Colorado-based Antero Resources holds approximately 502,000 net acres of oil and gas properties in Ohio and West Virginia. Antero Resources intends to leverage its team’s experience delineating and developing natural gas resource plays to continue developing its reserves and production, primarily on the company’s existing multi-year project inventory. We see the company generating significant free cash flow (FCF) over the next few years and a sizable return of FCF to shareholders through buybacks. Antero Resources has significantly reduced its debt over the past three years. Longer-term structural tailwinds exist for natural gas and NGLs, as U.S. supply growth rates remains constrained by takeaway capacity additions and lower reinvestment rates by Exploration & Production (E&P), following years of shareholder pressure to reduce leverage and balance shareholder returns with growth. We continue to see a structural shift in demand for natural gas and NGLs supporting prices at these levels or higher leading to attractive FCF growth for Antero Resources.

78

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Sales

We sold our position in PayPal Holdings early in the year due to the uncertain twelve-month horizon the company faces due to market headwinds from inflation and supply chain issues impacting e-commerce. On a more fundamental level, we sold due to the seismic shift in strategy and our disappointment with management credibility. The company reported weak 2022 guidance, and a strategic shift announced on the fourth quarter 2021 earnings call. The global payments space is undergoing a massive transition due to new technology introduced by both private and new Initial Public Offerings prospects, and we believe that the significant amount of private capital underwriting the new technology will continue to pressure incumbent players, even those as large and seemingly in the sweet spot of e-commerce payments, as PayPal currently is.

We sold our position in Fidelity National Information Services during the second quarter, thereby reducing our exposure to the payments processing space within the Fund. Inflation continues to be a concern; despite the fact we are beginning to see signs of it slowing.

We sold our position in Adobe to reduce our weighting in the Information Technology sector. We continue to see risk in higher valuation technology names, such as Adobe, due to both slowing business trends and multiple compression. Adobe has exposure to both the SMB market segment as well as e-commerce, both areas which have shown pockets of weakness during the current earnings season.

We sold Ball in the third quarter following a very disappointing second quarter earnings and outlook that has caused us to reevaluate the long-term growth potential of the North American beverage can market. The competitive environment appears to have increased more quickly than management has anticipated. We believe it is prudent to sell the entire position as Ball is forced to reevaluate its growth strategy and shift its capital deployments. Market conditions in North America could spread to other global markets over the next couple of years.

We sold our position in Comcast over concerns that the post-COVID slowdown in the company’s broadband net adds experienced in recent quarters will persist for the foreseeable future. The company faces increased competition in broadband from fiber and fixed-5G offerings that can deliver comparable or better service at lower prices. We believe that Comcast could respond to this competitive threat by cutting prices of its broadband and wireless bundle plans, which would pressure margins and earnings before interest, taxes, depreciation, and amortization (EBITDA) growth. In addition, the company likely faces increased capital expenditures (CapEx) intensity as it seeks to keep its broadband service competitive.

79

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

The focus for equity investors going into 2023 will be the potential for an economic recession and the corresponding impact on corporate profits. Although inflation may have peaked, the Federal Reserve will potentially look to continue to raise interest rates and reduce their balance sheet in an effort to cool the labor market. One of the key statistics tracking the labor market is the Job Openings and Labor Turnover Survey (JOLTS), which has started to show signs of softening, with the number of job openings declining from recent highs. The gap between job openings and people looking for work still stands at an elevated ratio of 1.7 as of October 2022. With the labor market still tight, the Federal Reserve will most likely raise interest rates another two to three times in 2023 with the potential for the federal funds rate to peak at 5.00% to 5.25%. Although the federal funds futures point to the potential for a pivot into an easing cycle, the most likely scenario is for the Federal Reserve to take a wait-and-see approach once they are done raising interest rates. This can create an uncertain economic environment for at least the first half of 2023. On a positive note, the price of goods may likely continue to decline as many of the issues around tight supply chain have eased. The pace of decline in goods prices could very well be delayed or lessened by the spike in COVID-19 cases in China. As we approach the second half of the year, the debt ceiling could add to equity market volatility, as we now have a split party government. Lastly, the uncertain outcome and potential for escalation in Ukraine on the part of Russia may, at times, unsettle markets. The equity market will most likely struggle at the start of 2023, as investors weigh the economic impact of an aggressive tightening cycle. Once the Federal Reserve signals the end of the tightening cycle, we should expect a sizable rally in equity markets. Our focus will continue to be at the company level, with an emphasis on seeking to invest in companies with secular tailwinds or strong product-driven cycles.

Owen Fitzpatrick, CFA	Thomas Hynes, Jr., CFA	Brendan O’Neil, CFA
Principal, Lead Portfolio Manager	Principal, Portfolio Manager	Principal, Portfolio Manager

80

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Aristotle Core Equity Fund, Class I (ARSLX)

Performance Update	December 31, 2022

Total Return	4Q22	1 Year	3 Years	5 Years	Annualized Since Inception (3/31/2017)	Gross/Net Expense Ratio
ARSLX	6.75%	-22.15%	6.76%	9.19%	10.54%	0.79% / 0.65%
S&P 500 Index	7.56%	-18.11%	7.66%	9.42%	10.78%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain current performance information to the most recent month-end, please call (844) 274-7868.

The Fund’s Advisor has contractually agreed to waive certain fees and/or absorb expenses through April 30, 2023 to the extent that the total annual operating expenses do not exceed 0.65% of the Fund’s average daily net assets. The Fund’s Advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three fiscal years from the date of the waiver or payment. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Atlantic makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Atlantic reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, market risk, equity risk, small-cap, mid-cap and large-cap company risk, sector focus risk, COVID-19 related market events risk, real estate investment trusts (REITs) risk, exchange-traded funds (ETFs) risk, ESG criteria risk, foreign investment risk, warrants and rights risk, preferred stock risk, management and strategy risk and cybersecurity risk. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

81

ARISTOTLE CORE EQUITY FUND	2022 Annual Commentary

Definitions:

•	The S&P 500® Index is the Standard & Poor's Composite Index and is a widely recognized, unmanaged index of common stock prices. It is market cap weighted and includes 500 leading companies, capturing approximately 80% coverage of available market capitalization.
•	The Russell 1000 Value® Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).
•	The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
•	The Bloomberg U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The Index is frequently used as a stand-in for measuring the performance of the U.S. bond market. In addition to investment grade corporate debt, the Index tracks government debt, mortgage-backed securities (MBS) and asset-backed securities (ABS) to simulate the universe of investable bonds that meet certain criteria. In order to be included in the Index, bonds must be of investment grade or higher, have an outstanding par value of at least $100 million and have at least one year until maturity.
•	Earnings per share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock.
•	Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
•	Earnings before interest, taxes, depreciation and amortization (EBITDA) is a metric that seeks to evaluate a company’s operating performance and is often used to compare companies with different investment, debt and tax profiles.
•	Gross Domestic Product (GDP) is the total market value of goods and services provided in a country over a one year period. FREE cash flow (FCF) is generally calculated as cash flow from operations less capital expenditures.

The volatility (beta) of the Fund may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2022, the 10 largest holdings in the Fund and their weights as a percent of total net assets exclusive of cash were: Microsoft, 7.25%; Apple, 6.39%; Alphabet, 4.80%; Cigna, 3.07%; Broadcom, 2.96%; Norfolk Southern, 2.89%; Amazon, 2.84%; AMETEK, 2.84%; JP Morgan Chase, 2.77%; and Chubb, 2.77%.

AAP-2301-50

82

Aristotle Core Equity Fund

FUND PERFORMANCE at December 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Aristotle Core Equity Fund – Class I	-22.15%	9.19%	10.54%	3/31/2017
S&P 500 Index	-18.11%	9.42%	10.78%	3/31/2017

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 0.79% and 0.65%, respectively, which were the amounts stated in the current prospectus dated May 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

83

Aristotle Core Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS — 98.4%
	COMMUNICATIONS — 5.8%
89,623	Alphabet, Inc. - Class A*	$7,907,437
20,856	Walt Disney Co.*	1,811,969
		9,719,406

	CONSUMER DISCRETIONARY — 10.8%
55,754	Amazon.com, Inc.*	4,683,336
9,216	Dollar General Corp.	2,269,440
76,891	General Motors Co.	2,586,613
11,494	Home Depot, Inc.	3,630,495
15,052	Marriott International, Inc. - Class A	2,241,092
3,152	O'Reilly Automotive, Inc.*	2,660,383
		18,071,359

	CONSUMER STAPLES — 6.4%
7,302	Costco Wholesale Corp.	3,333,363
61,694	Darling Ingredients, Inc.*	3,861,427
8,311	Estee Lauder Cos., Inc. - Class A	2,062,042
7,957	PepsiCo, Inc.	1,437,512
		10,694,344

	ENERGY — 3.3%
38,600	Antero Resources Corp.*	1,196,214
43,959	Halliburton Co.	1,729,787
25,218	Phillips 66	2,624,689
		5,550,690

	FINANCIALS — 12.0%
13,502	Ameriprise Financial, Inc.	4,204,118
106,162	Bank of America Corp.	3,516,086
20,669	Chubb Ltd.[1]	4,559,581
31,487	Intercontinental Exchange, Inc.	3,230,251
34,077	JPMorgan Chase & Co.	4,569,726
		20,079,762

	HEALTH CARE — 17.1%
35,554	Abbott Laboratories	3,903,474
248,752	Adaptive Biotechnologies Corp.*	1,900,465
14,896	Becton, Dickinson and Co.	3,788,053
35,700	Bio-Techne Corp.	2,958,816
43,220	Bristol-Myers Squibb Co.	3,109,679
29,427	Catalent, Inc.*	1,324,509

84

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
15,249	Cigna Corp.	$5,052,604
54,160	Guardant Health, Inc.*	1,473,152
7,000	Teleflex, Inc.	1,747,410
6,116	Thermo Fisher Scientific, Inc.	3,368,020
		28,626,182

	INDUSTRIALS — 10.8%
33,432	AMETEK, Inc.	4,671,119
10,891	Chart Industries, Inc.*	1,254,970
15,041	Honeywell International, Inc.	3,223,286
19,348	Norfolk Southern Corp.	4,767,734
45,500	Spirit AeroSystems Holdings, Inc. - Class A	1,346,800
17,184	Trane Technologies PLC	2,888,459
		18,152,368

	MATERIALS — 2.1%
19,108	Avery Dennison Corp.	3,458,548

	REAL ESTATE — 1.7%
9,799	Alexandria Real Estate Equities, Inc. - REIT	1,427,420
11,817	Prologis, Inc.	1,332,131
		2,759,551

	TECHNOLOGY — 24.9%
11,952	Accenture PLC - Class A	3,189,272
81,000	Apple, Inc.	10,524,330
21,646	Applied Materials, Inc.	2,107,887
8,727	Broadcom, Inc.	4,879,528
18,921	Microchip Technology, Inc.	1,329,200
49,794	Microsoft Corp.	11,941,597
16,019	NVIDIA Corp.	2,341,017
5,731	ServiceNow, Inc.*	2,225,175
15,114	Visa, Inc. - Class A	3,140,085
		41,678,091

	UTILITIES — 3.5%
17,735	American Water Works Co., Inc.	2,703,168
38,383	NextEra Energy, Inc.	3,208,819
		5,911,987
	TOTAL COMMON STOCKS
	(Cost $159,014,629)	164,702,288

85

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 1.8%
3,022,462	Goldman Sachs Financial Square Government Fund - Institutional, 4.07%[2]	$3,022,462
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,022,462)	3,022,462

	TOTAL INVESTMENTS — 100.2%
	(Cost $162,037,091)	167,724,750
	Liabilities in Excess of Other Assets — (0.2)%	(269,379)
	TOTAL NET ASSETS — 100.0%	$167,455,371

PLC – Public Limited Company REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

86

Aristotle Core Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	24.9%
Health Care	17.1%
Financials	12.0%
Industrials	10.8%
Consumer Discretionary	10.8%
Consumer Staples	6.4%
Communications	5.8%
Utilities	3.5%
Energy	3.3%
Materials	2.1%
Real Estate	1.7%
Total Common Stocks	98.4%
Short-Term Investments	1.8%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

87

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2022

	Aristotle/Saul Global	Aristotle International	Aristotle Strategic
	Equity Fund	Equity Fund	Credit Fund
Assets:
Investments, at cost	$55,603,483	$381,396,824	$8,838,056
Foreign currency, at cost	624	1,498	-
Investments, at value	$67,420,660	$377,222,746	$8,148,100
Foreign currency, at value	624	1,511	-
Cash	-	-	78
Receivables:
Investment securities sold	-	180,950	-
Fund shares sold	-	705,252	-
Dividends and interest	72,495	294,296	114,715
Reclaims receivable	115,264	741,758	-
Due from Advisor	-	-	10,640
Prepaid expenses	735	20,904	10,229
Total assets	67,609,778	379,167,417	8,283,762
Liabilities:
Payables:
Investment securities purchased	-	-	47,421
Fund shares redeemed	1,412	221,754	-
Advisory fees	29,601	182,303	-
Shareholder servicing fees (Note 7)	-	67,712	-
Fund administration and
accounting fees	13,354	35,461	6,332
Transfer agent fees and expenses	5,029	2,934	2,602
Custody fees	10,471	35,327	7,319
Auditing fees	21,263	21,221	24,095
Trustees' deferred compensation
(Note 3)	7,809	8,672	7,255
Chief Compliance Officer fees	1,139	65	209
Trustees' fees and expenses	1,114	1,121	1,600
Accrued other expenses	19,265	14,041	12,696
Total liabilities	110,457	590,611	109,529
Net Assets	$67,499,321	$378,576,806	$8,174,233

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$55,846,735	$400,359,026	$8,999,410
Total distributable earnings (accumulated deficit)	11,652,586	(21,782,220)	(825,177)
Net Assets	$67,499,321	$378,576,806	$8,174,233

Class I:
Shares of beneficial interest issued and outstanding	5,201,684	33,274,423	868,021
Net asset value per share	$12.98	$11.38	$9.42

See Accompanying Notes to Financial Statements.

88

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of December 31, 2022

	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Assets:
Investments, at cost	$641,054,881	$173,337,345	$162,037,091
Foreign currency, at cost	-	-	-
Investments, at value	$683,834,857	$190,452,611	$167,724,750
Foreign currency, at value	-	-	-
Cash	-	-	-
Receivables:
Investment securities sold	-	209,276	-
Fund shares sold	673,315	60,665	953,704
Dividends and interest	622,920	112,551	56,482
Reclaims receivable	33,606	-	-
Due from Advisor	-	-	-
Prepaid expenses	9,198	10,256	1,274
Total assets	685,173,896	190,845,359	168,736,210
Liabilities:
Payables:
Investment securities purchased	-	-	-
Fund shares redeemed	1,341,056	368	1,122,142
Advisory fees	341,785	105,940	53,329
Shareholder servicing fees (Note 7)	-	28,491	30,642
Fund administration and
accounting fees	57,287	25,149	16,482
Transfer agent fees and expenses	5,945	3,896	3,476
Custody fees	28,542	11,664	12,179
Auditing fees	21,022	21,804	19,584
Trustees' deferred compensation
(Note 3)	10,215	8,069	7,837
Chief Compliance Officer fees	586	97	321
Trustees' fees and expenses	1,339	530	966
Accrued other expenses	43,848	12,996	13,881
Total liabilities	1,851,625	219,004	1,280,839
Net Assets	$683,322,271	$190,626,355	$167,455,371

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$653,478,812	$179,485,531	$164,820,770
Total distributable earnings (accumulated deficit)	29,843,459	11,140,824	2,634,601
Net Assets	$683,322,271	$190,626,355	$167,455,371

Class I:
Shares of beneficial interest issued and outstanding	39,860,458	13,944,179	9,912,689
Net asset value per share	$17.14	$13.67	$16.89

See Accompanying Notes to Financial Statements.

89

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Aristotle/Saul Global Equity Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund
Investment income:
Dividends (net of foreign withholding taxes of $118,498, $799,171 and $0, respectively)	$1,411,046	$7,797,019	$4,500
Interest	5,878	32,258	343,215
Total investment income	1,416,924	7,829,277	347,715

Expenses:
Advisory fees	541,107	2,654,803	38,121
Shareholder servicing fees (Note 7)	-	385,364	-
Fund administration and accounting fees	77,226	290,421	70,491
Transfer agent fees and expenses	17,406	28,747	16,357
Custody fees	20,659	90,264	11,771
Registration fees	23,323	40,001	20,016
Auditing fees	21,013	20,999	23,995
Legal fees	10,336	11,148	6,747
Miscellaneous	7,681	17,093	5,725
Chief Compliance Officer fees	5,758	6,767	5,961
Trustees' fees and expenses	5,169	10,296	5,937
Shareholder reporting fees	4,201	15,750	8,601
Insurance fees	3,664	4,144	3,531
Total expenses	737,543	3,575,797	217,253
Advisory fees recovered (waived)	(119,136)	(541,736)	(38,121)
Other expenses absorbed	-	-	(128,845)
Net expenses	618,407	3,034,061	50,287
Net investment income (loss)	798,517	4,795,216	297,428

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,450,323	(16,588,326)	(59,614)
Foreign currency transactions	(8,515)	(57,268)	-
Net realized gain (loss)	1,441,808	(16,645,594)	(59,614)
Net change in unrealized appreciation/depreciation on: Investments	(19,558,905)	(78,166,293)	(751,389)
Foreign currency translations	(1,941)	(9,584)	-
Net change in unrealized appreciation/depreciation	(19,560,846)	(78,175,877)	(751,389)
Net realized and unrealized gain (loss)	(18,119,038)	(94,821,471)	(811,003)

Net Increase (Decrease) in Net Assets from Operations	$(17,320,521)	$(90,026,255)	$(513,575)

See Accompanying Notes to Financial Statements.

90

STATEMENTS OF OPERATIONS - Continued

For the Year Ended December 31, 2022

	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $227,933, $1,530 and $0, respectively)	$14,992,507	$1,740,133	$1,980,542
Interest	58,687	28,464	17,293
Total investment income	15,051,194	1,768,597	1,997,835

Expenses:
Advisory fees	4,844,127	1,446,338	860,894
Shareholder servicing fees (Note 7)	-	211,990	214,988
Fund administration and accounting fees	525,119	144,693	124,966
Transfer agent fees and expenses	47,864	18,745	22,935
Custody fees	74,053	32,070	26,413
Registration fees	77,466	22,001	35,048
Auditing fees	20,997	21,013	19,298
Legal fees	19,698	9,599	12,972
Miscellaneous	53,394	8,961	12,607
Chief Compliance Officer fees	7,650	6,661	6,762
Trustees' fees and expenses	14,799	6,993	7,195
Shareholder reporting fees	33,082	8,582	7,059
Insurance fees	5,039	3,857	3,794
Total expenses	5,723,288	1,941,503	1,354,931
Advisory fees recovered (waived)	(152,541)	(206,121)	(235,768)
Other expenses absorbed	-	-	-
Net expenses	5,570,747	1,735,382	1,119,163
Net investment income (loss)	9,480,447	33,215	878,672

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(12,550,443)	6,750,556	(2,927,903)
Foreign currency transactions	-	-	-
Net realized gain (loss)	(12,550,443)	6,750,556	(2,927,903)
Net change in unrealized appreciation/depreciation on: Investments	(141,394,895)	(29,171,704)	(42,159,025)
Foreign currency translations	-	-	-
Net change in unrealized appreciation/depreciation	(141,394,895)	(29,171,704)	(42,159,025)
Net realized and unrealized gain (loss)	(153,945,338)	(22,421,148)	(45,086,928)

Net Increase (Decrease) in Net Assets from Operations	$(144,464,891)	$(22,387,933)	$(44,208,256)

See Accompanying Notes to Financial Statements.

91

Aristotle/Saul Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$798,517	$586,550
Net realized gain (loss) on investments and foreign currency transactions	1,441,808	2,685,810
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(19,560,846)	10,987,859
Net increase (decrease) in net assets resulting from operations	(17,320,521)	14,260,219
Distributions to Shareholders:
Distributions	(3,362,473)	(2,292,553)
Total distributions to shareholders	(3,362,473)	(2,292,553)
Capital Transactions:
Class I:
Net proceeds from shares sold	11,950,209	21,163,818
Reinvestment of distributions	1,863,337	1,093,209
Cost of shares redeemed[1]	(19,659,867)	(9,323,738)
Net increase (decrease) in net assets from capital transactions	(5,846,321)	12,933,289
Total increase (decrease) in net assets	(26,529,315)	24,900,955
Net Assets:
Beginning of period	94,028,636	69,127,681
End of period	$67,499,321	$94,028,636
Capital Share Transactions:
Class I:
Shares sold	851,183	1,345,378
Shares reinvested	139,367	66,863
Shares redeemed	(1,478,728)	(596,230)
Net increase (decrease) in capital share transactions	(488,178)	816,011

[1]	Net of redemption fee proceeds of $0 and $150, respectively.

See Accompanying Notes to Financial Statements.

92

Aristotle International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$4,795,216	$2,933,812
Net realized gain (loss) on investments and foreign currency transactions	(16,645,594)	4,795,789
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(78,175,877)	38,013,827
Net increase (decrease) in net assets resulting from operations	(90,026,255)	45,743,428

Distributions to Shareholders:
Distributions	(4,698,478)	(6,634,924)
From return of capital	-	(26,883)
Total distributions to shareholders	(4,698,478)	(6,661,807)

Capital Transactions:
Class I:
Net proceeds from shares sold	251,614,897	157,891,833
Reinvestment of distributions	3,779,794	6,440,879
Cost of shares redeemed[1]	(173,569,655)	(56,958,614)
Net increase (decrease) in net assets from capital transactions	81,825,036	107,374,098

Total increase (decrease) in net assets	(12,899,697)	146,455,719

Net Assets:
Beginning of period	391,476,503	245,020,784
End of period	$378,576,806	$391,476,503
Capital Share Transactions:
Class I:
Shares sold	20,923,900	11,473,476
Shares reinvested	321,959	454,543
Shares redeemed	(14,854,261)	(4,182,655)
Net increase (decrease) in capital share transactions	6,391,598	7,745,364

[1]	Net of redemption fee proceeds of $19,782 and $4,204, respectively.

See Accompanying Notes to Financial Statements.

93

Aristotle Strategic Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$297,428	$245,113
Net realized gain (loss) on investments	(59,614)	297,949
Net change in unrealized appreciation/depreciation on investments	(751,389)	(332,411)
Net increase (decrease) in net assets resulting from operations	(513,575)	210,651

Distributions to Shareholders:
Distributions	(298,841)	(247,330)
Total distributions to shareholders	(298,841)	(247,330)

Capital Transactions:
Class I:
Net proceeds from shares sold	807,903	3,223,314
Reinvestment of distributions	277,666	223,785
Cost of shares redeemed[1]	(711,058)	(3,429,674)
Net increase (decrease) in net assets from capital transactions	374,511	17,425

Total increase (decrease) in net assets	(437,905)	(19,254)

Net Assets:
Beginning of period	8,612,138	8,631,392
End of period	$8,174,233	$8,612,138
Capital Share Transactions:
Class I:
Shares sold	83,647	309,658
Shares reinvested	28,896	21,475
Shares redeemed	(72,926)	(327,683)
Net increase (decrease) in capital share transactions	39,617	3,450

[1]	Net of redemption fee proceeds of $2,685 and $0, respectively.

See Accompanying Notes to Financial Statements.

94

Aristotle Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$9,480,447	$5,714,814
Net realized gain (loss) on investments	(12,550,443)	18,198,323
Net change in unrealized appreciation/depreciation on investments	(141,394,895)	118,375,034
Net increase (decrease) in net assets resulting from operations	(144,464,891)	142,288,171

Distributions to Shareholders:
Distributions	(13,240,849)	(20,963,687)
Total distributions to shareholders	(13,240,849)	(20,963,687)

Capital Transactions:
Class I:
Net proceeds from shares sold	255,906,985	563,921,536
Reinvestment of distributions	12,569,401	20,232,496
Cost of shares redeemed[1]	(374,638,971)	(155,079,458)
Net increase (decrease) in net assets from capital transactions	(106,162,585)	429,074,574

Total increase (decrease) in net assets	(263,868,325)	550,399,058

Net Assets:
Beginning of period	947,190,596	396,791,538
End of period	$683,322,271	$947,190,596
Capital Share Transactions:
Class I:
Shares sold	13,993,202	29,413,027
Shares reinvested	713,765	989,848
Shares redeemed	(20,931,424)	(7,891,578)
Net increase (decrease) in capital share transactions	(6,224,457)	22,511,297

[1]	Net of redemption fee proceeds of $10,865 and $4,503, respectively.

See Accompanying Notes to Financial Statements.

95

Aristotle Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$33,215	$(118,298)
Net realized gain (loss) on investments	6,750,556	9,495,141
Net change in unrealized appreciation/depreciation on investments	(29,171,704)	22,300,412
Net increase (decrease) in net assets resulting from operations	(22,387,933)	31,677,255
Distributions to Shareholders:
Distributions	(9,325,231)	(6,802,780)
Total distributions to shareholders	(9,325,231)	(6,802,780)
Capital Transactions:
Class I:
Net proceeds from shares sold	37,935,529	45,365,874
Reinvestment of distributions	9,125,198	6,796,183
Cost of shares redeemed[1]	(40,597,162)	(22,730,769)
Net increase (decrease) in net assets from capital transactions	6,463,565	29,431,288
Total increase (decrease) in net assets	(25,249,599)	54,305,763
Net Assets:
Beginning of period	215,875,954	161,570,191
End of period	$190,626,355	$215,875,954
Capital Share Transactions:
Class I:
Shares sold	2,646,459	2,890,648
Shares reinvested	654,136	437,616
Shares redeemed	(2,856,856)	(1,454,320)
Net increase (decrease) in capital share transactions	443,739	1,873,944

[1]	Net of redemption fee proceeds of $7,632 and $991, respectively.

See Accompanying Notes to Financial Statements.

96

Aristotle Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$878,672	$468,586
Net realized gain (loss) on investments	(2,927,903)	2,438,640
Net change in unrealized appreciation/depreciation on investments	(42,159,025)	26,979,314
Net increase (decrease) in net assets resulting from operations	(44,208,256)	29,886,540

Distributions to Shareholders:
Distributions	(1,401,488)	(2,659,333)
Total distributions to shareholders	(1,401,488)	(2,659,333)

Capital Transactions:
Class I:
Net proceeds from shares sold	60,986,522	71,605,338
Reinvestment of distributions	1,353,617	2,605,321
Cost of shares redeemed[1]	(27,787,884)	(13,604,250)
Net increase (decrease) in net assets from capital transactions	34,552,255	60,606,409

Total increase (decrease) in net assets	(11,057,489)	87,833,616

Net Assets:
Beginning of period	178,512,860	90,679,244
End of period	$167,455,371	$178,512,860
Capital Share Transactions:
Class I:
Shares sold	3,240,338	3,643,249
Shares reinvested	76,692	120,449
Shares redeemed	(1,565,121)	(679,279)
Net increase (decrease) in capital share transactions	1,751,909	3,084,419

[1]	Net of redemption fee proceeds of $3,727 and $2,413, respectively.

See Accompanying Notes to Financial Statements.

97

Aristotle/Saul Global Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.53	$14.18	$12.79	$10.76	$13.29
Income from Investment Operations:
Net investment income (loss) [1]	0.14	0.11	0.11	0.12	0.13
Net realized and unrealized gain (loss)	(3.01)	2.65	2.01	2.83	(1.35)
Total from investment operations	(2.87)	2.76	2.12	2.95	(1.22)
Less Distributions:
From net investment income	(0.16)	(0.11)	(0.12)	(0.17)	(0.23)
From net realized gain	(0.52)	(0.30)	(0.61)	(0.75)	(1.08)
Total distributions	(0.68)	(0.41)	(0.73)	(0.92)	(1.31)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-	-[2]
Net asset value, end of period	$12.98	$16.53	$14.18	$12.79	$10.76

Total return[3]	(17.49)%	19.54%	16.68%	27.55%	(9.53)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,499	$94,029	$69,128	$70,240	$64,844
Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.95%	0.95%	1.07%	1.02%	1.20%
After fees waived and expenses absorbed	0.80%	0.80%	0.80%	0.80%	0.93%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.88%	0.55%	0.63%	0.75%	0.71%
After fees waived and expenses absorbed	1.03%	0.70%	0.90%	0.97%	0.98%

Portfolio turnover rate	22%	13%	12%	22%	37%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.98%.

See Accompanying Notes to Financial Statements.

98

Aristotle International Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.56	$12.80	$11.66	$9.54	$10.74
Income from Investment Operations:
Net investment income (loss) [1]	0.15	0.13	0.10	0.18	0.16
Net realized and unrealized gain (loss)	(3.19)	1.88	1.11	2.11	(1.22)
Total from investment operations	(3.04)	2.01	1.21	2.29	(1.06)
Less Distributions:
From net investment income	(0.14)	(0.11)	(0.07)	(0.15)	(0.14)
From net realized gain	-	(0.14)	-	(0.02)	-
From return of capital	-	-[2]	-	-	-
Total distributions	(0.14)	(0.25)	(0.07)	(0.17)	(0.14)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-[2]
Net asset value, end of period	$11.38	$14.56	$12.80	$11.66	$9.54

Total return[3]	(20.91)%	15.79%	10.40%	23.98%	(9.89)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$378,577	$391,477	$245,021	$91,225	$45,636
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.94%	0.93%	1.04%	1.17%	1.42%
After fees waived and expenses absorbed	0.80%	0.80%	0.80%	0.80%	0.88%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.12%	0.78%	0.72%	1.26%	0.90%
After fees waived and expenses absorbed	1.26%	0.91%	0.96%	1.63%	1.44%

Portfolio turnover rate	18%	10%	14%	11%	17%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.93%.

See Accompanying Notes to Financial Statements.

99

Aristotle Strategic Credit Fund

FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.40	$10.46	$10.07	$9.39	$9.96
Income from Investment Operations:
Net investment income (loss) [1]	0.35	0.32	0.32	0.40	0.41
Net realized and unrealized gain (loss)	(0.97)	(0.06)	0.39	0.68	(0.56)
Total from investment operations	(0.62)	0.26	0.71	1.08	(0.15)
Less Distributions:
From net investment income	(0.36)	(0.32)	(0.32)	(0.40)	(0.42)
From net realized gain	-	-	-	-	-
Total distributions	(0.36)	(0.32)	(0.32)	(0.40)	(0.42)
Redemption fee proceeds[1]	-[2]	-	-	-	-
Net asset value, end of period	$9.42	$10.40	$10.46	$10.07	$9.39

Total return[3]	(6.02)%	2.56%	7.26%	11.71%	(1.58)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,174	$8,612	$8,631	$5,972	$4,818
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.68%	2.72%	3.22%	3.94%	4.03%
After fees waived and expenses absorbed	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.61%	0.94%	0.60%	0.69%	0.80%
After fees waived and expenses absorbed	3.67%	3.04%	3.20%	4.01%	4.21%

Portfolio turnover rate	34%	104%	46%	54%	89%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

100

Aristotle Value Equity Fund

FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Year Ended December 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of period	$20.55	$16.83	$14.79		$11.29	$12.64
Income from Investment Operations:
Net investment income (loss) [1]	0.21	0.16	0.13		0.13	0.13
Net realized and unrealized gain (loss)	(3.29)	4.03	2.00		3.50	(1.33)
Total from investment operations	(3.08)	4.19	2.13		3.63	(1.20)
Less Distributions:
From net investment income	(0.21)	(0.13)	(0.09)		(0.13)	(0.07)
From net realized gain	(0.12)	(0.34)	-		-	(0.08)
Total distributions	(0.33)	(0.47)	(0.09)		(0.13)	(0.15)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]		-[2]	-[2]
Net asset value, end of period	$17.14	$20.55	$16.83		$14.79	$11.29

Total return[3]	(15.04)%	24.90%	14.38%		32.18%	(9.53)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$683,322	$947,191	$396,792		$99,537	$98,731
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.71%	0.71%	0.79%		0.93%	0.96%
After fees waived and expenses absorbed	0.69%	0.69%	0.70	%4	0.78%	0.78%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.16%	0.78%	0.83%		0.82%	0.89%
After fees waived and expenses absorbed	1.18%	0.80%	0.92%		0.97%	1.07%

Portfolio turnover rate	20%	14%	14%		86%	18%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective March 1, 2020, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of average daily net assets of the Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.

See Accompanying Notes to Financial Statements.

101

Aristotle Small Cap Equity Fund

FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.99	$13.90	$12.96	$10.74	$12.83
Income from Investment Operations:
Net investment income (loss) [1]	-	(0.01)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	(1.63)	2.61	1.19	2.41	(1.56)
Total from investment operations	(1.63)	2.60	1.20	2.42	(1.55)
Less Distributions:
From net investment income	-	-[2]	-[2]	-[2]	(0.01)
From net realized gain	(0.69)	(0.51)	(0.26)	(0.20)	(0.53)
Total distributions	(0.69)	(0.51)	(0.26)	(0.20)	(0.54)
Redemption fee proceeds[1]	-2	-2	-2	-2	-
Net asset value, end of period	$13.67	$15.99	$13.90	$12.96	$10.74

Total return[3]	(10.26)%	18.87%	9.31%	22.59%	(12.29)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,626	$215,876	$161,570	$117,255	$40,902
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.01%	1.00%	1.13%	1.16%	1.44%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.09)%	(0.16)%	(0.17)%	(0.21)%	(0.46)%
After fees waived and expenses absorbed	0.02%	(0.06)%	0.06%	0.05%	0.08%

Portfolio turnover rate	19%	14%	24%	59%	94%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

102

Aristotle Core Equity Fund

FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.87	$17.86	$14.33	$10.66	$11.42
Income from Investment Operations:
Net investment income (loss) [1]	0.09	0.07	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(4.93)	4.28	3.58	3.67	(0.72)
Total from investment operations	(4.84)	4.35	3.68	3.76	(0.64)
Less Distributions:
From net investment income	(0.08)	(0.06)	(0.07)	(0.07)	(0.07)
From net realized gain	(0.06)	(0.28)	(0.08)	(0.02)	(0.05)
Total distributions	(0.14)	(0.34)	(0.15)	(0.09)	(0.12)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-
Net asset value, end of period	$16.89	$21.87	$17.86	$14.33	$10.66

Total return[3]	(22.15)%	24.34%	25.69%	35.24%	(5.66)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$167,455	$178,513	$90,679	$27,269	$10,755
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.79%	0.79%	0.96%	1.47%	2.59%
After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.37%	0.19%	0.31%	(0.15)%	(1.28)%
After fees waived and expenses absorbed	0.51%	0.33%	0.62%	0.67%	0.66%

Portfolio turnover rate	18%	8%	20%	18%	32%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

103

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1 – Organization

Aristotle/Saul Global Equity Fund (the ‘‘Global Equity Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”), Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”) and Aristotle Core Equity Fund (the “Core Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Global Equity Fund’s primary investment objective is to maximize long-term capital appreciation and income. The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Value Equity Fund’s primary investment objective is to maximize long-term capital appreciation. The Fund commenced investment operations on August 31, 2016.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 30, 2015.

The Core Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on March 31, 2017.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

104

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

(b) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

105

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the year ended December 31, 2022 and during the open tax periods ended December 31, 2019-2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Global Equity Fund, International Equity Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund will make distributions of net investment income, if any, at least annually, typically in December. The Strategic Credit Fund will make distributions of net investment income monthly. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

106

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Credit Partners, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the respective Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

	Investment Advisors	Investment Advisory Fees
Global Equity Fund	Aristotle Capital Management, LLC	0.70%
International Equity Fund	Aristotle Capital Management, LLC	0.70%
Strategic Credit Fund	Aristotle Credit Partners, LLC	0.47%
Value Equity Fund	Aristotle Capital Management, LLC	0.60%
Small Cap Equity Fund	Aristotle Capital Boston, LLC	0.75%
Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%

The respective Advisor for each Fund has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims pertaining to the Global Equity Fund and the International Equity Fund, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation).

The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund:

	Agreement Expires	Total Limit on Annual Operating Expenses†
Global Equity Fund	April 30, 2023	0.80%
International Equity Fund	April 30, 2023	0.80%
Strategic Credit Fund	April 30, 2023	0.62%
Value Equity Fund	April 30, 2023	0.69%
Small Cap Equity Fund	April 30, 2023	0.90%
Core Equity Fund	April 30, 2023	0.65%

†The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

For the year ended December 31, 2022, the respective Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Global Equity Fund	$119,136	$-	$119,136
International Equity Fund	541,736	-	541,736
Strategic Credit Fund	38,121	128,845	166,966
Value Equity Fund	152,541	-	152,541
Small Cap Equity Fund	206,121	-	206,121
Core Equity Fund	235,768	-	235,768

The respective Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Each Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Global Equity Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
2023	$166,116	$310,272	$190,652	$185,067	$291,617	$159,869
2024	125,157	413,988	169,449	145,899	200,374	200,627
2025	119,136	541,736	166,966	152,541	206,121	235,768
Total	$410,409	$1,265,996	$527,067	$483,507	$698,112	$596,264

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2022 are reported on the Statements of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2022, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At December 31, 2022, the gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Global Equity Fund	International Equity Fund	Strategic Credit Fund
Cost of investments	$55,609,674	$386,228,346	$8,839,507

Gross unrealized appreciation	$15,830,773	$33,392,483	$11,646
Gross unrealized depreciation	(4,019,787)	(42,398,083)	(703,053)
Net unrealized appreciation (depreciation) on investments	$11,810,986	$(9,005,600)	$(691,407)

	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Cost of investments	$644,428,158	$180,034,249	$162,344,882

Gross unrealized appreciation	$98,808,549	$38,764,338	$25,134,967
Gross unrealized depreciation	(59,401,850)	(28,345,976)	(19,755,099)
Net unrealized appreciation (depreciation) on investments	$39,406,699	$10,418,362	$5,379,868

Any differences between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

109

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings/(accumulated deficit) as follows:

	Paid-in Capital	Total Distributable Earnings/(Accumulated Deficit)
Global Equity Fund	$339	$(339)
International Equity Fund	-	-
Strategic Credit Fund	-	-
Value Equity Fund	-	-
Small Cap Equity Fund	-	-
Core Equity Fund	-	-

	Global Equity Fund	International Equity Fund	Strategic Credit Fund
Undistributed ordinary income	$12,559	$25,936	$1,240
Undistributed long-term capital gains	-	-	--

Tax accumulated earnings	12,559	25,936	1,240

Accumulated capital and other losses	(161,046)	(12,778,343)	(127,755)
Net unrealized appreciation (depreciation)
on investments	11,810,986	(9,005,600)	(691,407)
Net unrealized depreciation on foreign
currency	(2,104)	(15,541)	-
Unrealized deferred compensation	(7,809)	(8,672)	(7,255)
Total accumulated earnings (deficit)	$11,652,586	$(21,782,220)	$(825,177)

	Value Equity Fund	Small Cap Equity	Fund Core Equity Fund
Undistributed ordinary income	$980,835	$99,382	$80,586
Undistributed long-term capital gains	-	631,149	-

Tax accumulated earnings	980,835	730,531	80,586

Accumulated capital and other losses	(10,533,860)	-	(2,818,016)
Net unrealized appreciation on
investments	39,406,699	10,418,362	5,379,868
Unrealized deferred compensation	(10,215)	(8,069)	(7,837)
Total accumulated earnings	$29,843,459	$11,140,824	$2,634,601

110

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

The tax character of the distributions paid during the fiscal year ended December 31, 2022 and December 31, 2021 were as follows:

	Global Equity Fund		International Equity Fund
Distributions paid from:	2022	2021	2022	2021
Ordinary income	$786,248	$615,067	$4,698,478	$2,924,031
Net long-term capital gains	2,576,225	1,677,486	-	3,710,893
Return of Capital	-	-	-	26,883
Total distributions paid	$3,362,473	$2,292,553	$4,698,478	$6,661,807

	Strategic Credit Fund		Value Equity Fund
Distributions paid from:	2022	2021	2022	2021
Ordinary income	$298,841	$247,330	$8,597,840	$10,075,362
Net long-term capital gains	-	-	4,643,009	10,888,325
Return of Capital	-	-	-	-
Total distributions paid	$298,841	$247,330	$13,240,849	$20,963,687

	Small Cap Equity Fund		Core Equity Fund
Distributions paid from:	2022	2021	2022	2021
Ordinary income	$-	$1,580,902	$803,097	$1,230,443
Net long-term capital gains	9,325,231	5,221,878	598,391	1,428,890
Return of Capital	-	-	-	-
Total distributions paid	$9,325,231	$6,802,780	$1,401,488	$2,659,333

As of December 31, 2022, the Global Equity Fund had post-October capital losses of $161,046 which are deferred until January 1, 2023 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

At December 31, 2022, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Global Equity Fund	$-	$-	$-
International Equity Fund	1,160,354	11,617,989	12,778,343
Strategic Credit Fund	102,584	25,171	127,755
Value Equity Fund	1,982,637	8,551,223	10,533,860
Small Cap Equity Fund	-	-	-
Core Equity Fund	2,107,121	710,895	2,818,016

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

111

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended December 31, 2022 and 2021, redemption fees were as follows:

	Year ended December 31, 2022	Year Ended December 31, 2021
Global Equity Fund	$-	$150
International Equity Fund	19,782	4,204
Strategic Credit Fund	2,685	-
Value Equity Fund	10,865	4,503
Small Cap Equity Fund	7,632	991
Core Equity Fund	3,727	2,413

Note 6 – Investment Transactions

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$16,532,623	$24,138,700
International Equity Fund	152,381,887	66,351,309
Strategic Credit Fund	3,937,327	2,582,388
Value Equity Fund	161,521,803	263,804,382
Small Cap Equity Fund	35,714,204	36,717,689
Core Equity Fund	65,723,067	30,155,378

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2022, the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2022, in valuing the Funds’ assets carried at fair value:

Global Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$65,485,470	$-	$-	$65,485,470
Short-Term Investments	1,935,190	-	-	1,935,190
Total Investments	$67,420,660	$-	$-	$67,420,660

International Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$371,349,096	$-	$-	$371,349,096
Short-Term Investments	5,873,650	-	-	5,873,650
Total Investments	$377,222,746	$-	$-	$377,222,746

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[2]	$-	$339,438	$-	$339,438
Corporate Bonds[2]	-	7,547,762	-	7,547,762
Preferred Stocks[1]	71,412	-	-	71,412
Short-Term Investments	189,488	-	-	189,488
Total Investments	$260,900	$7,887,200	$-	$8,148,100

Value Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$662,152,515	$-	$-	$662,152,515
Short-Term Investments	21,682,342	-	-	21,682,342
Total Investments	$683,834,857	$-	$-	$683,834,857

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$182,361,572	$-	$-	$182,361,572
Exchange-Traded Funds	3,143,143	-	-	3,143,143
Short-Term Investments	4,947,896	-	-	4,947,896
Total Investments	$190,452,611	$-	$-	$190,452,611

Core Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$164,702,288	$-	$-	$164,702,288
Short-Term Investments	3,022,462	-	-	3,022,462
Total Investments	$167,724,750	$-	$-	$167,724,750

[1]	All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country classification and major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds and bank loans held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Note 10 – Unfunded Commitments

The Strategic Credit Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities.

As of December 31, 2022, the Strategic Credit Fund had no unfunded loan commitments outstanding.

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Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

115

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2022

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

116

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and Shareholders of Aristotle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

117

To the Board of Trustees of Investment Managers Series Trust and Shareholders of Aristotle Funds

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers and other agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2023

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Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Equity, International Equity, Value Equity, Core Equity Funds designate income dividends of 100%, 100%, 100%, and 100%, respectively, as qualified dividend income paid during the period ended December 31, 2022.

Corporate Dividends Received Deduction

For the period ended December 31, 2022, 65.33%, 100%, and 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Equity, Value Equity, Core Equity Funds, respectively.

Long-Term Capital Gains Designation

For the period ended December 31, 2022, the Saul Global Equity, Value Equity, Small Cap Equity and Core Equity Funds designate $2,576,225, $4,643,009, $9,325,231 and $598,391, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	6	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	6	None.

119

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	6	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustees:
Maureen Quill * (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	6	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A

120

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President Compliance, Morgan Stanley Investment Management (2000 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 52 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

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At an in-person meeting held on December 12-14, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreements (the “Advisory Agreements”), for an additional one-year term from when they otherwise would expire, between the Trust and each of:

•	Aristotle Capital Management, LLC (“Aristotle Capital”) with respect to the Aristotle/Saul Global Equity Fund (the “Saul Global Equity Fund”), the Aristotle International Equity Fund (the “International Equity Fund”), and the Aristotle Value Equity Fund (the “Value Equity Fund” and together with the Saul Global Equity Fund and International Equity Fund, the “Aristotle Capital Funds”) series of the Trust;

•	Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) with respect to the Aristotle Core Equity Fund (the “Core Equity Fund”) series of the Trust;

•	Aristotle Credit Partners, LLC (“Aristotle Credit”) with respect to the Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) series of the Trust; and

•	Aristotle Capital Boston, LLC (“Aristotle Boston”) with respect to the Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”) series of the Trust.

In approving renewal of each Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders, as applicable. Each of Aristotle Capital, Aristotle Atlantic, Aristotle Credit, and Aristotle Boston may be referred to below as an “Investment Advisor.” Each of the Saul Global Equity Fund, International Equity Fund, Value Equity Fund, Core Equity Fund, Strategic Credit Fund, and Small Cap Equity Fund may be referred to below as a “Fund” and together as, the “Funds.”

Background

In advance of the meeting, the Board received information about each Fund and Advisory Agreement from the relevant Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about each Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about each Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of each Investment Advisor’s overall relationship with the relevant Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2022; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisors were present during the Board’s consideration of the Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

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In renewing each Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, and Aristotle Value Equity Fund

Aristotle Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Aristotle Capital Fund. The materials they reviewed indicated the following:

•	The Saul Global Equity Fund’s annualized total return for the three-year period was above the Peer Group and Global Large-Stock Blend Fund Universe median returns, but below the MSCI All Country World Index (net) return and the MSCI World Index (net) return by 0.53% and 1.34%, respectively. For the five-year period, the Fund’s annualized total return was above the Fund Universe median return, but below the MSCI All Country World Index (net) return by 0.22%, the Peer Group median return by 0.62%, and the MSCI World Index (net) return by 1.08%. The Fund’s annualized total return for the ten-year period was below the Peer Group median return, the MSCI All Country World Index (net) return, the Fund Universe median return, and the MSCI World Index (net) return by 0.61%, 1.72%, 1.75%, and 2.55%, respectively. The Fund’s total return for the one-year period was below the Peer Group median return, the MSCI All Country World Index (net) return, the Fund Universe median return, and the MSCI World Index (net) return by 0.97%, 1.63%, 1.97%, and 2.66%, respectively. The Trustees considered Aristotle Capital’s explanation that the Fund’s underperformance over the one-, five-, and ten-year periods was mainly due to the Fund’s general portfolio positioning, including specific security selection as well as sector and country allocation. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group for the one-, three-, five-, and ten-year periods.

•	The International Equity Fund’s annualized total return for the five-year period was above the Peer Group and Foreign Large Blend Fund Universe median returns and the MSCI EAFE Index (net) return. For the three-year period, the Fund’s annualized total return was above the MSCI EAFE Index (net) return, but below the Peer Group and Fund Universe median returns by 0.18% and 0.21%, respectively. The Fund’s total return for the one-year period was above the Peer Group median return, but below the Fund Universe median return and the MSCI EAFE Index (net) return by 0.74% and 1.74%, respectively. The Trustees noted Aristotle Capital’s belief that the Fund’s underperformance compared to the Peer Group was due mainly to security selection and regional allocation differences relative to the funds in the Peer Group. The Board also considered Aristotle Capital’s assertion that security selection in the industrials and materials sectors, as well as an overweight allocation to the information technology sector, contributed to the Fund’s underperformance relative to the MSCI EAFE Index (net) over the one-year period.

•	The Value Equity Fund’s annualized total return for the three-year period was above the Peer Group median return and the Russell 1000 Value Index return, but below the Large Blend Fund Universe median return and S&P 500 Index return by 1.07% and 2.13%, respectively. For the five-year period, the Fund’s annualized total return was above the Russell 1000 Value Index return, but below the Peer Group and Fund Universe median returns and the S&P 500 Index return by 0.35%, 1.28%, and 2.40%, respectively. The Fund’s total return for the one-year period was below the Fund Universe median return by 1.14%, the Peer Group median return by 1.30%, the S&P 500 Index return by 1.86%, and the Russell 1000 Value Index return by 5.97%. The Trustees considered Aristotle Capital’s belief that Morningstar’s Large Value fund universe is more appropriate than the Large Blend Fund Universe because the Fund employs a value-driven strategy. The Trustees also noted Aristotle Capital’s assertion that the Fund’s underperformance relative to the Peer Group over the one- and five-year periods could be attributed to the Peer Group’s bias towards a blend of value and growth exposures, and that growth stocks generally outperformed value stocks over the periods.

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The Board considered the overall quality of services provided by Aristotle Capital to the Aristotle Capital Funds. In doing so, the Board considered Aristotle Capital’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of Aristotle Capital, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Capital to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Aristotle Capital Funds, the meeting materials indicated the following:

•	The Saul Global Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median, but slightly higher than the Global Large-Stock Blend Fund Universe median by 0.03%. The Trustees considered that the Fund’s advisory fee is the same as or higher than Aristotle Capital’s standard fee schedule to manage pension funds and institutional separate accounts with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also noted Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the Fund’s daily cash inflows and outflows. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

•	The International Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Foreign Large Blend Fund Universe medians. The Trustees considered that the Fund’s advisory fee is the same as or higher than the standard fee that Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also noted Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the Fund’s daily cash inflows and outflows. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

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•	The Value Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median, but slightly higher than the Large Blend Fund Universe median by 0.015%. The Trustees noted that the Fund’s advisory fee is lower than the standard fee that Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $25 million level, and greater than Aristotle Capital’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees considered Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the Fund’s daily cash inflows and outflows. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and the same as the Fund Universe median.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Capital under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Capital provides to the Aristotle Capital Funds.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Capital relating to its costs and profits with respect to each Aristotle Capital Fund for the year ended September 30, 2022, noting that Aristotle Capital had waived a portion of its advisory fee for each Aristotle Capital Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of Aristotle Capital from its relationships with each Aristotle Capital Fund were reasonable.

The Board considered the benefits received by Aristotle Capital as a result of its relationship with the Aristotle Capital Funds, other than the receipt of its advisory fees, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Capital’s compliance program, the intangible benefits of Aristotle Capital’s association with the Aristotle Capital Funds generally, and any favorable publicity arising in connection with the Funds’ performance. The Board also considered Aristotle Capital’s observation that its relationship with the Aristotle Capital Funds has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Aristotle Capital Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Capital was in the best interests of each Aristotle Capital Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

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Aristotle Core Equity Fund Aristotle Atlantic Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Core Equity Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was above the Large Growth Fund Universe median return, but below the Peer Group median return and the S&P 500 Index return by 0.16% and 0.78%, respectively. The Fund’s total return for the one-year period was above the Fund Universe median return, but below the Peer Group median return by 0.13% and the S&P 500 Index return by 4.35%. For the five-year period, the Fund’s annualized total return was below the S&P 500 Index return and the Peer Group and Fund Universe median returns by 0.23%, 0.29%, and 0.35%, respectively. The Trustees considered Aristotle Atlantic’s belief that Morningstar’s Large Blend fund universe is more appropriate than the Large Growth Fund Universe because the Fund’s strategy blends both value and growth components. The Trustees also noted Aristotle Atlantic’s assertion that the Fund’s underperformance relative to the Peer Group was due primarily to the Peer Group being composed of funds with growth portfolios, and that growth stocks generally outperformed value stocks over the periods, while the Fund’s investment style is more similar to that of core portfolios. The Trustees also considered Aristotle Atlantic’s explanation that security selection in the consumer discretionary and communication services sectors, and an underweight allocation to the energy sector, caused the Fund to underperform the S&P 500 Index over the one-year period.

The Board considered the overall quality of services provided by Aristotle Atlantic to the Core Equity Fund. In doing so, the Board considered Aristotle Atlantic’s specific responsibilities in day-to-day management and oversight of the Core Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Atlantic, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Atlantic to the Core Equity Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Core Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than or the same as the fee that Aristotle Atlantic charges to manage institutional separate accounts using the same strategy as the Fund up to the $300 million level, and greater than Aristotle Atlantic’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Atlantic’s institutional clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Atlantic under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Atlantic provides to the Core Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Atlantic relating to its costs and profits with respect to the Core Equity Fund for the year ended September 30, 2022, noting that Aristotle Atlantic had waived a significant portion of its advisory fee and had not realized a profit with respect to the Fund.

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The Board considered the benefits received by Aristotle Atlantic as a result of its relationship with the Core Equity Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Atlantic’s compliance program, the intangible benefits of Aristotle Atlantic’s association with the Core Equity Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Atlantic’s observation that its relationship with the Core Equity Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Core Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Atlantic was in the best interests of the Core Equity Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Aristotle Strategic Credit Fund

Aristotle Credit Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Strategic Credit Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, three-, and five-year periods were above the Peer Group and High Yield Bond Fund Universe median returns, the Bloomberg U.S. High Yield Ba/B2% Issuer Capped Bond Index returns, and the returns of a custom benchmark consisting of 1/3 Bloomberg U.S. Intermediate Corporate Index, 1/3 Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index, and 1/3 Credit Suisse Leveraged Loan Index.

The Board considered the overall quality of services provided by Aristotle Credit to the Strategic Credit Fund. In doing so, the Board considered Aristotle Credit’s specific responsibilities in day-to-day management and oversight of the Strategic Credit Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Credit, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Credit to the Strategic Credit Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and total expenses paid by the Strategic Credit Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees noted that the Fund’s advisory fee is lower than Aristotle Credit’s standard fee schedule for managing institutional accounts using the same strategy as the Fund. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Credit under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Credit provides to the Strategic Credit Fund.

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Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Credit relating to its costs and profits with respect to the Strategic Credit Fund for the year ended September 30, 2022. The Board noted that Aristotle Credit had waived its entire advisory fee and subsidized certain of the operating expenses for the Strategic Credit Fund, and that Aristotle Credit had not realized a profit with respect to the Fund.

The Board considered the benefits received by Aristotle Credit as a result of its relationship with the Strategic Credit Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Credit’s compliance program, the intangible benefits of Aristotle Credit’s association with the Strategic Credit Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Credit’s observation that its relationship with the Strategic Credit Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Strategic Credit Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Credit was in the best interests of the Strategic Credit Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Aristotle Small Cap Equity Fund

Aristotle Capital Boston, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Small Cap Equity Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Peer Group and Small Blend Fund Universe median returns and the Russell 2000 Index return. For the three-year period, the Fund’s annualized total return was below the Peer Group median return by 0.50%, the Russell 2000 Index return by 0.70%, and the Fund Universe median return by 1.26%. The Fund’s annualized total return for the five-year period was below the Russell 2000 Index return and the Fund Universe and Peer Group median returns by 1.15%, 1.57%, and 1.67%, respectively. The Trustees considered Aristotle Boston’s assertion that the Fund’s portfolio is a blend of both value and growth stocks, and that the Fund’s underperformance relative to the Peer Group was due in part to the fact that several of the funds in the Peer Group have a growth-oriented focus and growth stocks have generally outperformed value stocks over the three- and five-year periods. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the one-, three-, and five-year periods.

The Board considered the overall quality of services provided by Aristotle Boston to the Small Cap Equity Fund. In doing so, the Board considered Aristotle Boston’s specific responsibilities in day-to-day management and oversight of the Small Cap Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Boston, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Boston to the Small Cap Equity Fund were satisfactory.

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Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Small Cap Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Fund Universe median. The Trustees considered that the Fund’s advisory fee is lower than the standard fee that Aristotle Boston charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $100 million level, and potentially greater than Aristotle Boston’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Boston manages. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Boston under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Boston provides to the Small Cap Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Boston relating to its costs and profits with respect to the Small Cap Equity Fund for the year ended September 30, 2022, noting that Aristotle Boston had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of Aristotle Boston from its relationship with the Small Cap Equity Fund was reasonable.

The Board considered the benefits received by Aristotle Boston as a result of its relationship with the Small Cap Equity Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Boston’s compliance program, the intangible benefits of Aristotle Boston’s association with the Small Cap Equity Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Boston’s observation that its relationship with the Small Cap Equity Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Small Cap Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Boston was in the best interests of the Small Cap Equity Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

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Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on December 13-14, 2022 (the “Meeting”), to review the liquidity risk management programs (each, a “Fund Program” and together, the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Fund	Program Administrator
Aristotle International Equity Fund	Aristotle Capital Management, LLC
Aristotle/Saul Global Equity Fund
Aristotle Value Equity Fund
Aristotle Core Equity Fund	Aristotle Atlantic Partners, LLC
Aristotle Small Cap Equity Fund	Aristotle Capital Boston, LLC
Aristotle Strategic Credit Fund	Aristotle Credit Partners, LLC

The Board has appointed the investment advisers to the Funds listed above, as the program administrators (“Program Administrators”) for each Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrators and the Funds, provided the Board with written reports (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of each Fund Program, and any material changes to it for the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Programs, the Report discussed the following, among other things:

•	Each Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Programs during the Program Reporting Period.

In the Report, each Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

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There can be no assurance that each Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Aristotle Funds EXPENSE EXAMPLES

For the Six Months Ended December 31, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual Performance	$ 1,000.00	$ 1,049.90	$ 4.13
Hypothetical (5% annual return before expenses)	1,000.00	1,021.18	4.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2022 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual Performance	$ 1,000.00	$ 1,046.00	$ 4.13
Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual Performance	$ 1,000.00	$ 1,036.00	$ 3.18
Hypothetical (5% annual return before expenses)	1,000.00	1,022.08	3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver and other expenses absorbed. Assumes all dividends and distributions were reinvested.

Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual Performance	$1,000.00	$ 1,046.10	$ 3.56
Hypothetical (5% annual return before expenses)	1,000.00	1,021.73	3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

133

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2022 (Unaudited)

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual Performance	$ 1,000.00	$ 1,087.80	$ 4.74
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Core Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual Performance	$ 1,000.00	$ 1,013.50	$ 3.30
Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Aristotle Funds

Each a series of Investment Managers Series Trust

Investment Advisors

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard, Suite 1700

Los Angeles, California 90025

Aristotle Credit Partners, LLC

840 Newport Center Drive, Suite 600

Newport Beach, California 92660

Aristotle Capital Boston, LLC

One Federal Street, 36th Floor

Boston, Massachusetts 02110

Aristotle Atlantic Partners, LLC

50 Central Avenue, Suite 750

Sarasota, Florida 34236

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Equity Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Value Equity Fund – Class I	ARSQX	461 41Q 634
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626
Aristotle Core Equity Fund – Class I	ARSLX	461 41Q 360

Privacy Principles of the Aristotle Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 661-6691 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 661-6691.

Aristotle Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 661-6691

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 661-6691.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$112,650	$109,000
Audit-Related Fees	N/A	N/A
Tax Fees	$16,800	$16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/10/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/10/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/10/2023